EV RENTAL CARS, LLC
a California limited liability company

UNSECURED CONVERTIBLE PROMISSORY NOTE

$________________	______________, 2008
Los Angeles, California

EV RENTAL CARS, LLC, a California limited liability company (the “Issuer”), hereby promises to pay to _____________________________ (the “Payee”), at _____________________________, or such other place as the Payee shall direct in writing, the principal sum of ________________________ Dollars ($______________), plus accrued interest thereon at the rate of ten percent (10%) per annum from the date that the funds are advanced or paid to Issuer, payable in lawful money of the United States of America. If the minimum principal amount of Notes is sold, then at the closing of the currently proposed reorganization between the Issuer and IMMS, Inc., a Nevada corporation (“IMMS”), as described in the Term Sheet dated March 6, 2008, attached hereto as Exhibit “A,” this Note shall automatically convert into the Units of IMMS as described in the Term Sheet and this Note shall be null and void. The Payee acknowledges that IMMS is not a party to the this Note or the Term Sheet, that IMMS is not making any representations or warranties concerning this Note or the Term Sheet and that all Units of IMMS securities due the Payee will be duly authorized, issued and delivered by the new directors and executive officers of IMMS, who are the current managing member and other principals of the Issuer.

The principal and all unpaid interest on this Note shall be due and payable on October 31, 2008, in one installment of principal plus interest. Payments will first be applied to accrued and unpaid interest on this Note, and thereafter on the unpaid principal amount hereof. This Note may be prepaid at any time in whole or in part without penalty. All references to Dollars herein are to lawful currency of the United States of America.

In any action at law or in equity to enforce or construe any provisions or rights under this Note, the unsuccessful party or parties to such litigation, as determined by a court pursuant to a final offer, judgment or decree, shall pay to the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by such successful party.

This Note shall be construed in accordance with and be governed by the law of the State of California. Executed as of the date first written above.

(Remainder of Page Left Intentionally Blank – Signature Page Follows)

Signature Page to Unsecured Promissory Note

EV RENTAL CARS, LLC
a California limited liability company

By:
Jeff Pink
Manager

Addresses for notices:

EV Rental Cars, LLC
5500 West Century Boulevard
Los Angeles, California 90045

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EXHIBIT A TO UNSECURED CONVERTIBLE PROMISSORY NOTE

EV RENTAL CARS, LLC

a California limited liability company

TERM SHEET

March 6, 2008

A Minimum of $500,000 and a Maximum of $2,000,000 of

Unsecured Convertible Promissory Notes Automatically Convertible into

A Minimum of $500,000 and a Maximum of $2,000,000 of Units of IMMS, Inc.

Consisting of Convertible Debentures and Common Stock Purchase Warrants

The following term sheet (the “Term Sheet”) sets forth certain information concerning EV Rental Cars, LLC, a California limited liability company (“EV”), which has entered into a Letter of Intent to be reorganized with IMMS, Inc., a Nevada corporation (“IMMS”), including, but not limited to, the terms of this private placement (the “Offering”) to accredited investors only pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”):

THE SECURITIES OFFERED PURSUANT TO THE SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE, A COPY OF WHICH IS ATTACHED HERETO (THE “SUBSCRIPTION AGREEMENT”) HAVE NOT BEEN REGISTERED WITH OR APPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, NOR HAS SUCH COMMISSION OR ANY STATE SECURITIES BUREAU, COMMISSION OR OTHER REGULATORY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS TERM SHEET AND THE EXHIBITS ATTACHED HERETO. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE ARE SPECULATIVE SECURITIES.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS TERM SHEET AND THE EXHIBITS ATTACHED HERETO. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

ISSUER	EV Rental Cars, LLC, a California limited liability company.

Pursuant to a Letter of Intent dated March __ , 2008, EV is contemplating a reorganization whereby a wholly-owned subsidiary of IMMS would be merged with and into EV, with EV being the surviving entity and becoming a wholly-owned subsidiary of IMMS (the “Proposed Reorganization”). It is intended that IMMS will change its name EV Rental Cars, Inc. shortly after the closing of the Proposed Reorganization. The goal of EV after the closing of the Proposed Reorganization is to achieve a national presence in the car rental industry by renting only hybrid electric and low-emissions vehicles to the public.

EV has delivered to the Purchaser concurrently with this Term Sheet:
(i) the Subscription Agreement, attached as Exhibit A,
(ii) the form of Convertible Debenture of IMMS that will evidence and govern the Debentures, attached as Exhibit B,
(iii) the form of Common Stock Purchase Warrant of IMMS, attached as Exhibit C,
(iv) a Use of Proceeds for the proceeds to be raised from this Offering, attached as Exhibit D,
(v) the Letter of Intent dated March __ , 2008 for the Proposed Reorganization of EV and IMMS, attached as Exhibit E,
(vi) a list of Risk Factors relating to this Offering, attached as Exhibit F,
(vii) a copy of the Security Offering Escrow Agreement, attached as Exhibit G,

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(viii) a Registration Rights Agreement, attached as Exhibit H, and
(ix) the form of Unsecured Convertible Promissory Note of EV, attached hereto as Exhibit I, which will automatically be converted into Units of IMMS upon the closing of the Proposed Reorganization.

The Purchaser may obtain a copy of the EV business plan by making a written request to the EV corporate office located at 5500 West Century Boulevard, Los Angeles, California 90045, Attention: Jeffrey Pink. Only upon receipt of such written request will EV provide Purchaser with a copy of the EV business plan.

The Purchaser acknowledges that an investment in the Notes (and upon the closing of the Proposed Reorganization, the Units) is extremely speculative and that there is a substantial likelihood that the investor will lose his or her entire investment.

SECURITIES OFFERED
EV is hereby offering a minimum of $500,000 and a maximum of $2,000,000 of Unsecured Convertible Promissory Notes (the “Notes”). The Notes will accrue interest at a rate of 10% per annum and all principal and unpaid interest will be due and payable in one installment on October 31, 2008.

If the minimum principal amount of Notes have been sold, then at the closing of the Proposed Reorganization the Notes will automatically convert into a minimum of $500,000 and a maximum of $2,000,000 of Units of IMMS securities, and the Notes will be null and void.

The Units of IMMS will consist of the following IMMS securities: (i) convertible debentures (the “Debentures”), and (ii) common stock purchase warrants (the “Warrants,” and together with the Debentures, the “Units”) of IMMS. At the closing of the Proposed Reorganization, the principal amount of the Notes will automatically convert into an equivalent principal amount of Units. The minimum principal amount of the Notes will be $100,000, which will automatically convert into two (2) Units at $50,000 per Unit for an aggregate minimum of $100,000 of Units, provided that EV may accept less than the minimum amount in EV’s sole and absolute discretion.

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For every dollar of principal of Units, Purchasers will receive a Debenture of an equivalent principal amount. Purchasers will also receive a Warrant to purchase one share of IMMS common stock for every two (2) dollars of principal of Units. Based on the minimum and maximum value of the Units, the total contemplated Warrants will be a minimum of 250,000 Warrants or a maximum of 1,000,000 Warrants.

The Debentures will accrue interest at 10% per annum, which may be paid, at the option of IMMS, in cash or in shares of common stock. The value of the IMMS common stock for purposes of determining the number of shares issuable as an interest payment will be based on the Conversion Price (as defined below) of the Debenture on the business day immediately preceding the interest payment date.

The Debentures will be due and payable in one installment on the earlier to occur of: (i) six (6) months following the date of the closing of the Proposed Reorganization, or (ii) October 31, 2008 (the “Maturity Date”). IMMS may prepay the Debentures at any time prior to the Maturity Date, in whole or in part, on 15 days prior written notice, provided IMMS must pay a 20% premium on the outstanding principal amount.

IMMS will have 15 days from the Maturity Date to pay the outstanding principal amount of the Debenture, together with all accrued and unpaid interest. If IMMS fails to make such payment, the principal amount of the Debenture will increase by an additional 50% and the term of the Debenture will automatically be extended for an additional 6 months from the original Maturity Date (the “Extension Period”). During the Extension Period, the conversion rights and interest rate will remain the same at the new principal amount. Any attempted prepayment of the Debenture by IMMS during the Extension Period, except as mentioned below, will not be subject to the 20% premium referenced above.

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If IMMS closes an equity financing, including debt convertible into equity (the “Next Equity Financing”), on or before the Maturity Date (including as such Maturity Date is extended hereunder), the principal amount of the Debentures, plus all accrued and unpaid interest, will automatically convert into the securities sold in the Next Equity Financing. The conversion price will be equal to 50% of the price per equity security at which IMMS’s equity securities are sold in such Next Equity Financing.

At any time prior to or after the Maturity Date, the Purchaser may voluntarily convert the Debentures into shares of common stock of IMMS, provided that the Purchaser gives IMMS at least three (3) business days written notice. The number of shares into which the Debentures may be converted will be determined by dividing the aggregate principal amount plus all accrued interest by the Conversion Price (as defined below) in effect at the time of such conversion. The Conversion Price will be the lower of $1.50 per share or the fair market value of the IMMS common stock on the date immediately preceding the date of receipt by IMMS of the Purchaser’s conversion notice. IMMS has the right, prior to the expiration of the 3 day written notice period, to prepay any Debentures with respect to any amount which shall be the subject of an attempted conversion, provided that IMMS must pay a 20% premium on the outstanding principal amount.

Each Warrant will entitle the Purchaser to purchase one share of common stock of IMMS. The Warrants will be exercisable for a term of 5 years from the date of issuance. The exercise price of the Warrants will be $0.75. The underlying shares to the Warrants will have piggyback registration rights.

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The Warrants will carry a cashless exchange provision. The Purchaser cannot effect any exercise of the Warrants prior to 6 months from the date of issuance. The Purchaser cannot effect any “net” exercise of the Warrants prior to 9 months from the date of issuance. The Purchaser cannot effect any “net” exercise of the Warrants at any time if on the date of exercise the resale of the underlying shares by Purchaser has been registered under the Securities Act pursuant to an effective registration statement.

IMMS, at its election, may force the Warrants to be exercised if: (i) there is an effective registration statement that registers the underlying shares, (ii) the average market price of the IMMS common stock over a 30 day period is trading at a 100% premium to the exercise price of the Warrants, and (iii) the average trading volume on a daily basis during the same 30 day period is equal to or greater than 15% of the total amount of Warrants being forced to exercise. In any event, only 25% of the total outstanding Warrants can be forced to convert in any 30 day period.

COLLATERAL	If EV’s lenders agree to allow junior liens to be created in EV’s assets, the Notes and Debentures will be secured by all available assets of EV and subordinated to any senior encumbrances in place.

USE OF PROCEEDS	The net proceeds of this Offering will be used by EV in the manner set forth in the Use of Proceeds attached as Exhibit D.

OFFERING PERIOD/ESCROW
The escrow will remain open until the earliest to occur of five o'clock P.M., pacific standard time, on May 31, 2008 (provided that EV may extend the Closing Date by written instruction to Escrow Holder), or the closing of the Proposed Reorganization (the “Closing Date”). In no event will the Closing Date be extended to a date later than May 31, 2008. No closing of this Offering will occur until the minimum principal amount of Notes have been sold. Note proceeds will be held in escrow until the minimum principal amount of Notes have been sold, pursuant to the Escrow Agreement. The escrow account will be with City National Bank (the “Escrow Holder”), located at 555 So. Flower St., 12th Floor, Los Angeles, CA 90071. All fees owed to the Escrow Holder will be payable by EV.

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With respect to the initial $500,000 of gross proceeds from the Offering, in the event sales of Notes sufficient to complete the minimum of $500,000 do not occur by May 20, 2008, all proceeds will be returned to the Purchaser, with interest, if any. If EV receives and accepts subscriptions for gross proceeds of at least $500,000 on or before May 20, 2008, EV may close on this Offering for the amount of $500,000 whether or not the Proposed Reorganization has closed. Any gross proceeds for subscriptions in excess of $500,000 will be held in escrow subject to the following paragraph.

With respect to any gross proceeds in excess of $500,000 from the Offering, in the event (i) sales of Notes of at least $1,000,000 of gross proceeds (including the initial $500,000 of gross proceeds) do not occur, and (ii) the Proposed Reorganization does not close by May 31, 2008, all such gross proceeds in excess of $500,000 proceeds will be returned to the Purchaser, with interest, if any. If EV receives and accepts subscriptions for gross proceeds of at least $1,000,000 of gross proceeds (including the initial $500,000 of gross proceeds) on or before May 20, 2008, EV may close on this Offering for the amount then held in escrow only in connection with the closing of the Proposed Reorganization.

PLACEMENT AGENT
Kingsdale Capital Markets (USA) Inc., an investment dealer and a member of the Financial Industry Regulatory Authority (“FINRA”) will act as the placement agent for this Offering (the “Placement Agent”). As a fee, EV will pay the Placement Agent a commission equal to 10% of the total Debentures sold and a number of Warrants equal to 10% of the total principal dollar amount of Debentures sold on the same terms and conditions as the Warrants deliverable to Purchasers pursuant to the terms hereof (the “Placement Fee”). Any amount of capital raised by an authorized member of EV will not be subject to the Placement Fee.

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ADVISOR	Kingsdale International Corp. will act as the advisor for this Offering (the “Advisor”).

Purchasers of the Notes should complete and deliver the Subscription Agreement and deliver amounts for the Notes to the Escrow Holder in the manner prescribed in the Subscription Agreement. EV make accept or reject subscriptions, in part or in whole, and for any reason in its sole and absolute discretion.

In the event there shall be any inconsistencies between this Term Sheet and the Subscription Agreement, the terms of the Subscription Agreement shall govern.

Dated: March 6, 2008	EV RENTAL CARS, LLC
a California limited liability company

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SUBSCRIPTION AGREEMENT AND
INVESTOR QUESTIONNAIRE

EV RENTAL CARS, LLC
a California limited liability company

Please carefully read all instructions and the terms and conditions of your Term Sheet, dated March 6, 2008, of EV Rental Cars, LLC, a California limited liability company (“EV”), including any Supplement(s) and/or Exhibits attached thereto (collectively, the “Term Sheet”), before filling out this Subscription Agreement and Investor Questionnaire (the “Subscription Agreement”). Furthermore, please review the Subscription Supplement (the “Subscription Supplement”) which is attached as Exhibit A to this Subscription Agreement, the terms of which are incorporated by reference into and made a part of this Subscription Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Term Sheet.

☑	When Subscription Agreement is complete, mail
or wire your investment to:

All documents and checks (no wires) should be sent to:	All wires should be sent to:
Kingsdale Capital Markets (USA) Inc. The Exchange Tower 130 King Street West Suite 2950 Toronto, Ontario Canada M5X 1C7 Attn: Robert Carbonaro, President Tel: (877) 373-6007
City National Bank
555 South Flower Street
12th Floor
Los Angeles, California 90071
ABA Routing Number: 122 016 066
C/O City National Investments #101281469
(SWIFT#CINAUS6L - for foreign wires)
Attn: Sue Behning
For Credit to the account of :
Account Name: EV Rental Cars, LLC
Account No.: ESC08622

Make checks payable to:
“City National Bank – EV Rental Cars, LLC.”

I. ACCOUNT REGISTRATION — CHECK ONE

☐ Individual Account	☐ Joint Registration (check one below)	☐ Pension or Profit Sharing	☐ Corporation, Partnership, Trust, Association or Other Entity
	☐ Joint Tenants with Right of Survivorship ☐ Tenants in Common ☐ Tenants by Entirety ☐ Community Property	☐ IRA

	☐ ☐ ☐	PLEASE PUT A CHECK NEXT TO THE SOCIAL SECURITY. NO. OR TAX I.D. NO. RESPONSIBLE FOR TAXES. WE WILL USE THIS NUMBER IN ANY TAX REPORTS WE MAKE WITH THE IRS RELATED TO THE INVESTOR.
Name of APPLICANT, CUSTODIAN, CORPORATION, TRUST or BENEFICIARY

Soc. Sec. or Tax I.D.#

Name of JOINT TENANT or TRUSTEE (if applicable)

Soc. Sec. or Tax I.D.#
and
Name of ADDITIONAL TRUSTEE (if applicable)

Soc. Sec. or Tax I.D.#

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II. SUBSCRIPTION

࿇ I (we) subscribe for me (us) and purchase Unsecured Convertible Promissory Notes (the “Notes”) of EV, which upon the Closing of the minimum principal amount of Notes and the closing of the Proposed Reorganization of EV with IMMS, Inc., a Nevada corporation (“IMMS”) shall automatically convert into Units of IMMS securities consisting of the equivalent dollar principal amount of Convertible Debentures and a number of Common Stock Purchase Warrants, based on one Common Stock Purchase Warrant for each $2.00 principal amount of Convertible Debentures received hereunder (collectively, the “Units” or “Securities”), in the manner described in the Term Sheet:

A. $_________________ Investment Amount in Cash.

B. $_________________ Investment Amount in Cancellation of Bona Fide Indebtedness

TOTAL SUBSCRIPTION (Add Items A-B above in the space below)

$_________________ Investment Amount

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MAILING ADDRESS

Name

Name of Company (if applicable)

Street Address	Suite/Apartment Number

-
City	State	Zip Code

Phone Number (with Area Code)	Facsimile Number	E-mail address

The above address is my to: ____ Residence Address ____ Business Address ____

III. ALTERNATIVE DISTRIBUTION INFORMATION

To direct distributions to a party other than the registered owner, complete the information below:

Name of Firm (Bank, Brokerage or Custodian): ______________________________________________________________

Account Name: _______________________________________________________________________________________

Account Number: _____________________________________________________________________________________

Address: _____________________________________________________________________________________________

City, State, Zip: _______________________________________________________________________________________

IV. SUBSCRIPTION AGREEMENT

You as an individual or you on behalf of the subscribing entity are being asked to complete this Subscription Agreement so a determination can be made as to whether or not you (it) are qualified to purchase Securities under applicable federal and state securities laws.

Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may otherwise be made against you.

Your answers will be kept strictly confidential; however, by signing this Subscription Agreement, you will be authorizing EV to present a completed copy of this Subscription Agreement to such parties as it may deem appropriate in order to make certain that the offer and sale of the Securities will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”), or of the securities laws of any state.

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This Subscription Agreement does not constitute an offer to sell or a solicitation of an offer to buy the Securities, or any other security.

You hereby confirm that EV has full right in its sole discretion to accept or reject your subscription, provided that, if EV decides to reject such subscription, EV must do so promptly and in writing. In the case of rejection, any cash payments and copies of all executed subscription documents will be promptly returned to you (with interest, if any). In the case of acceptance, ownership of the number of Securities being purchased hereby will pass to you upon issuance of the Securities subscribed for.

All questions must be answered. If the appropriate answer is “None” or “Not Applicable,” please so state. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any correction.

INDIVIDUAL SUBSCRIBERS:

If the Securities subscribed for are to be owned by more than one person, you and the other co-subscriber must each complete a separate Subscription Agreement (except if the co-subscriber is your spouse and Statement 1, 2 or 3 of Part A under Section V below has been checked) and sign the signature page hereto. If your spouse is a co-subscriber, you must indicate his or her name and social security number.

CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, PENSION PLANS AND TRUSTS:

The information requested herein relates to the subscribing entity and not to you personally (unless otherwise determined in the ACCREDITED INVESTOR STATUS section).

V. ACCREDITED INVESTOR STATUS

A. INDIVIDUAL ACCOUNTS

I certify that I am an “accredited investor” because:

1.        _______ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year.(1)

2.        _______ My spouse and I had a joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year.(1)

3.        _______ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000.(2)

_____________
(1)	To calculate “income” for purposes herein, please use adjusted gross income as reported on the relevant federal tax return.

(2)	For purposes of this question, you may include your spouse's net worth and may include the fair market value of your home and personal property.

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B. CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES EMPLOYEE BENEFIT PLANS OR IRAS

1. Has the subscribing entity been formed for the specific purpose of investing in the Securities?

☐	Yes	☐	No

If your answer to question 1 is “No” CHECK whichever of the following statements (a-e) is applicable to the subscribing entity. If your answer to question 1 is “Yes” the subscribing entity must be able to certify to statement (2) below in order to qualify as an “accredited investor.”

The undersigned entity certifies that it is an “accredited investor” because it is:

a.
______ an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment advisor; or

b.	______ an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

c.
______ a corporation, partnership, limited liability company or employee benefit plan and each of its shareholders, partners or beneficiaries meet at least one of the conditions described above under INDIVIDUAL ACCOUNTS. Please also CHECK the appropriate space in that section, and provide completed and signed subscription agreements for each such individual; or

d.	______ a self-directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under INDIVIDUAL ACCOUNTS; or

e.	______ a corporation, a Massachusetts or similar business trust, or a partnership which has total assets in excess of $5,000,000.

2. If the answer to question 1 above is “Yes,” please certify that the statement below is true and correct:

_____
The undersigned entity certifies that it is an accredited investor because each of its shareholders, partners, members or beneficiaries meets at least one of the conditions described above under INDIVIDUAL ACCOUNTS. Please also CHECK the appropriate space in that section and provide completed and signed subscription agreements for each such individual.

C. TRUST ACCOUNTS
1. Has the subscribing entity been formed for the specific purpose of investing in the Securities?

☐	Yes	☐	No

If your answer to question 1 is “No” CHECK whichever of the following statements (a-c) is applicable to the subscribing entity. If your answer to question 1 is “Yes” the subscribing entity must be able to certify to the statement (c) below in order to qualify as an “accredited investor.”

The undersigned trustee certifies that the trust is an “accredited investor” because:

a.
______ the trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person” (i.e., the person whose investment experience is detailed in Section IX below has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Securities); or

b.
______ the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Securities Act), a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act), acting in its fiduciary capacity; or

c.
______ the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the conditions described above under INDIVIDUAL ACCOUNTS. Please also CHECK the appropriate space in that section and provide completed and signed subscription agreements for each such individual.

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VI. BACKGROUND AND INVESTMENT EXPERIENCE

The following information is to be provided by the individual making the investment decision or the person acting on behalf of the corporation, partnership, individual retirement account, employee benefit plan or trust.

A. Business or professional education (school, dates of attendance, degrees):

B. Details of any training or experience in financial, business or tax matters not disclosed in Item A immediately above:

C. Please indicate the frequency of your investment in restricted (non-traded) securities:

☐	Often	☐	Occasionally	☐	Seldom	☐	Never

D. Please state the appropriate number and total dollar amount of the following types of investments in which you have participated:

1. Restricted (non-traded) stock or notes:

Number: ______	Amount Invested: _____________

2. Private placements of securities sold in reliance upon non-public offering exemption from registration under the Securities Act of 1933, as amended:

Number: ______	Amount Invested: _____________

E. Please INITIAL (i.e., DO NOT CHECK) the appropriate alternative:

______ ALTERNATIVE ONE: I have such knowledge and experience in financial and business matters and in private placement investments in particular that I am capable of protecting my interests in connection with the purchase of the Securities and evaluating the merits and risks of an investment in the Securities and do not desire to use a professional advisor in connection with protecting my interests and evaluating such merits and risks. I understand, however, that EV may request that I use a professional advisor.

______ ALTERNATIVE TWO: I intend to use the services of a professional advisor(s) in connection with protecting my interests in connection with the purchase of the Securities and evaluating the merits and risks of an investment in Securities and hereby appoint such person(s) to act as my Purchaser Representative(s) in connection with my proposed purchase of Securities. (Your NASD registered representative cannot act as your Purchaser Representative. Please contact your registered representative for further instructions.)

Name of Professional Advisor if Alternative Two chosen:

Telephone Number:

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VII. REPRESENTATIONS, WARRANTIES, COVENANTS AND CERTIFICATIONS

A. Representations, Warranties, Covenants and Certifications of the Purchaser: The undersigned represents, warrants, covenants and certifies to EV, as follows:

1. The undersigned certifies that the information contained herein above is complete and accurate and may be relied on by EV. The undersigned will notify EV promptly of any material change in any of such information.

2. Under penalties of perjury, the undersigned certifies that (i) my taxpayer identification number shown in this Subscription Agreement is correct and (ii) I am not subject to backup withholding because (1) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest and dividends or (2) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (If you have been notified that you are subject to backup withholding and the Internal Revenue Service has not advised you that backup withholding has been terminated, strike out item (ii)).

3. The undersigned agrees to indemnify and hold harmless EV, IMMS and their officers, directors and agents against all loss, liability, costs and expenses (including reasonable attorneys' fees) arising as a result of any misrepresentation made by me in this Subscription Agreement, my breach of this Subscription Agreement or my transfer of the Securities in violation of federal and/or state securities laws.

4. The undersigned agrees that the representations, certifications and agreements set forth in this Subscription Agreement shall survive the purchase and delivery of the Securities.

5. The undersigned acknowledges that City National Bank is acting solely as Escrow Holder in connection with this Offering of the Units and makes no recommendation with respect thereto. City National Bank has made no investigation regarding this Offering, EV, IMMS, their officers or directors or any other person or entity involved in this Offering.

6. The undersigned (i) has reviewed all documents, records and books the undersigned has requested pertaining to EV, (ii) has had an opportunity to ask questions of, and receive answers from, EV or persons acting on EV’s behalf concerning the terms and conditions of this investment, (iii) has received no oral representations or warranties on which the undersigned has relied in connection with this investment, (iv) is unaware of, and is in no way relying on, any form of general solicitation or general advertising within the meaning of Section 502 of Regulation D in connection with the offer and sale of the Securities, and (v) has received, and is relying on in making this investment, no representations or warranties other than those set forth in this Subscription Agreement.

7. The undersigned acknowledges that the Securities have not been registered under the Securities Act or any state securities laws and are instead being offered and sold in reliance on federal and state exemptions for private offerings. The Securities for which the undersigned hereby subscribes are being acquired solely for the undersigned’s own account, for investment and not with a view to or for the resale, distribution, subdivision or fractionalization thereof, and the undersigned has no plans to enter into, and has not entered into, any contract, undertaking, agreement or arrangement to such end. The undersigned has adequate means of providing for current needs and personal contingencies and would have no need for the liquidity of this intended investment in EV. In order to induce EV to issue to the undersigned the Securities hereby subscribed for, it is agreed that EV will have no obligation to recognize the ownership, beneficial or otherwise, of such Securities or any security comprising a part thereof by anyone but the undersigned. No federal or state agency has passed upon the Securities or made any finding or determination as to the fairness of this transaction. The undersigned will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Securities in the absence of either an effective registration statement or an opinion of securities counsel satisfactory in form and substance, and acceptable to EV and its counsel, that such proposed sale, transfer, assignment, pledge or other disposition would not be in violation of the Securities Act.

8. The undersigned acknowledges and is aware that the undersigned’s investment in EV is speculative, and may be lost in its entirety; any forecasts, plans or budgets of EV provided to the undersigned are for illustration purposes only and no assurance is given that actual results will correspond with the results contemplated therein; such forecasts are based on the estimates and assumptions of EV that may prove to be wrong; and the actual results of operations and the financial consequences to the undersigned may vary materially and adversely from those projected.

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9. The undersigned is aware that:

a. EV is not making or giving any representations, warranties or opinions with respect to the United States federal income tax consequences or other tax consequences in any jurisdiction associated with ownership of Securities. Accordingly, the undersigned should consult its own tax advisors about the federal, state, local and foreign tax consequences of purchasing, owning and disposing of Securities.

c. Unless EV waives in writing the application of this clause with respect to such assignment or transfer (which EV may refuse to do in its absolute discretion), the undersigned may not assign or transfer (whether by operation of law or otherwise) the Securities to a person or entity which would be an ERISA Investor or a Government Pension Investor. “ERISA Investor” means a person or entity that is an “employee benefit plan” within the meaning of, and subject to, the provisions of the Employee Retirement Income Security Act of 1974 or which is a trust or other fund under such employee benefit plan. “Government Pension Investor” means an association or group of employees or former employees of any unit of U.S. federal, state or local government or which is a trust or other entity that represents the interests of such government employees in respect of any retirement, pension or similar fund for the benefit of such government employees and is subject to laws, regulations, orders or other provisions of law regulating investments by or activities of any such fund. Any transfer or purported transfer of the Securities in violation of this Subscription Agreement shall be voidable by EV. EV may instruct any transfer agent for EV to place such stop transfer orders as may be required on the transfer books of EV in order to ensure compliance with the provisions of this Subscription Agreement. EV may refuse to register any transfer of the Securities not made in accordance with the Securities Act and the rules and regulations promulgated thereunder.

10. The undersigned acknowledges that EV is not currently a subsidiary of IMMS and that EV will only become a subsidiary of IMMS in connection with the closing of the Proposed Reorganization, if and when such closing should occur. The undersigned further acknowledges that IMMS is not a party to this Offering, that the existing directors and executive officers of IMMS are not involved in any manner whatsoever with this Offering, that IMMS is not making any representations or warranties concerning this Offering, that the Debentures, Warrants and all other IMMS instruments due the Purchaser will be duly authorized, issued and delivered by the new directors and executive officers of IMMS who are the current managing member and other principals of EV, that IMMS shall not be liable for any claim based on any of the information provided by EV as part of this Offering and that IMMS shall not otherwise be liable for any claim based on this Offering. The undersigned (i) has reviewed all documents, records and books the undersigned has requested pertaining to EV, and (ii) has had an opportunity to ask questions of, and receive answers from, EV or persons acting on EV’s behalf concerning the terms and conditions of this investment.

11. If the undersigned purchases Notes in connection with the initial Closing of $500,000 of Notes, the undersigned acknowledges that (i) the closing of the Proposed Reorganization is not a condition to the Closing of the initial $500,000 of subscriptions, (ii) the closing of the Proposed Reorganization may never occur, and (iii) the Notes may never convert into Units of IMMS.

BY SIGNING, I ACKNOWLEDGE THAT I HAVE RECEIVED THE TERM SHEET, I HAVE CAREFULLY  REVIEWED THE TERM SHEET AND AM BOUND BY THE TERMS OF THIS SUBSCRIPTION  AGREEMENT.

B. Representations, Warranties, Covenants and Certifications of EV: EV represents, warrants, covenants and certifies to the undersigned that:

1. EV is duly incorporated and in good standing under the laws of the State of California, with power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other material authorizations, approvals, permits and orders required by law for the conduct by EV of its business as it is currently being conducted.

2. EV has duly authorized or will prior to Closing duly authorize the issuance and sale of the Notes.

3. Simultaneously with the closing of the Proposed Reorganization, the new board of directors of IMMS will have duly authorized the issuance of the Units upon the terms of their offer by all requisite action.

4. The Securities, when issued, will represent validly authorized, duly issued and fully paid and nonassessable Securities, and the issuance thereof will not conflict with EV’s Articles of Organization or IMMS’s Articles of Incorporation.

5. No representation or warranty by EV in this Subscription Agreement, and no statement by a director, officer or agent of EV contained in any document, certificate or other writing furnished to the undersigned in connection with the transactions contemplated hereby, when taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements herein or therein not misleading in light of the circumstances in which they are made.

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VIII. SIGNATURES

The Subscription Agreement and the Subscription Supplement contain various agreements, certifications and representations by subscribers and should be carefully reviewed in its entirety before executing this signature page.

I certify that I have reviewed and I am familiar with the terms of the Term Sheet. I agree to be bound by all of the terms and conditions of this Subscription Agreement and the Subscription Supplement, the terms and provisions of which are incorporated herein by this reference.

Dated: _____________________, 2008

Print name of individual subscriber, custodian, corporation, trustee:	Signature of individual subscriber, authorized person, trustee:

Print name of co-subscriber, authorized person, co-trustee if required by trust instrument:	Signature of co-subscriber, authorized person, co-trustee if required by trust instrument:

Investment Authorization. The undersigned corporation, partnership, benefit plan or IRA has all requisite authority to acquire the Securities hereby subscribed for and to enter into the Subscription Agreement and further, the undersigned officer, partner or fiduciary of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute these documents on its behalf. Such authorization has not been revoked and is still in force and effect.

Check Box:	☐	Yes	☐	No	☐	Not Applicable

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IX. VERIFICATION OF ACCOUNT EXECUTIVE

I state that I am familiar with the financial affairs and investment objectives of the investor named above and reasonably believe that a purchase of the Securities is a suitable investment for this investor and that the investor, either individually or together with his or her professional advisor, understands the terms of and is able to evaluate the merits of this Offering.

I acknowledge:

A.	that I have reviewed the Term Sheet, the Subscription Agreement and the Subscription Supplement attached as Exhibit A to the Subscription Agreement and attachments (if any) thereto;

B.	that the Subscription Agreement and attachments thereto have been fully completed and executed by the appropriate party; and

C.
that I have reviewed the financial and personal circumstances of the above-named investor to ascertain that he/she/it is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

REGISTERED REPRESENTATIVE
(Signature)
(Print Name)
(Registered Representative I.D. Number)
(Registered Representative E-mail Address)
(Date)
SUBSCRIPTION ACCEPTED: EV RENTAL CARS, LLC, a California limited liability company
By:
Its:

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EXHIBIT A TO THE
SUBSCRIPTION AGREEMENT AND
INVESTOR QUESTIONNAIRE

SUBSCRIPTION SUPPLEMENT

SUBSCRIPTION SUPPLEMENT

This Subscription Supplement (the “Subscription Supplement”), containing additional terms of the Subscription Agreement between EV Rental Cars, LLC, a California limited liability company (“EV”) and investors subscribing for the Notes that shall be automatically converted into Units of IMMS’s securities being offered pursuant to EV's Term Sheet, dated March 6, 2008, including any Supplement(s) and/or Exhibits attached thereto (collectively, the “Term Sheet”), has been incorporated by reference into the Subscription Agreement and Investor Questionnaire attached hereto (the “Subscription Agreement”). Each investor should therefore carefully review this Subscription Supplement before signing the Subscription Agreement.

1. Subscription. I subscribe for the dollar principal amount of Notes that, if the minimum principal amount of Notes have been sold and the Proposed Reorganization has closed, shall automatically convert into the Units of IMMS’s securities, consisting of Convertible Debentures and the number of Common Stock Purchase Warrants at one Common Stock Purchase Warrant for each $2.00 principal amount of Convertible Debentures purchased hereunder (collectively, the “Securities”) of IMMS set forth in the Subscription Agreement.

I have carefully reviewed the Term Sheet in connection with the offering of Securities by EV (the “Offering”). I understand that the investment, unless otherwise agreed by EV, is to be paid by check or wire transfer, or by cancellation of bona fide indebtedness, owing by the Company to me, in the manner permitted by the Subscription Agreement.

2. Termination. I agree that this subscription is and shall be irrevocable, but my obligations hereunder will terminate if this subscription is not accepted by EV.

3. Review of Information. I have been furnished with and have carefully read the Term Sheet and the documents referenced therein, and I am a suitable investor as described in the Term Sheet.

4. Restricted Securities. I understand that the investment in the Securities is an illiquid investment. In particular, I recognize that:

(a) I must bear the economic risk of investment in the Securities for an indefinite period of time, since the Securities have not been registered for sale under the Securities Act of 1933, as amended (the “Securities Act”) and, therefore, cannot be sold unless either they are subsequently registered under the Securities Act or an exemption from such registration is available and a favorable opinion of counsel for EV to that effect is obtained (if requested by EV).

(b) No established market will exist and it is probable that no public market for the Securities will develop.

(c) I consent to the affixing by EV of such legends on certificates representing the Securities as any applicable federal or state securities law may require from time to time.

(d) I represent and warrant to EV that:

(i)	The financial information provided in the Subscription Agreement is complete, true and correct;

(ii)
I and my Purchaser Representative(s), if any, have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of Securities, including, but not limited to, the risks set forth under “Risk Factors” in the Term Sheet.

(iii)
I and my Purchaser Representative(s), if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information set forth in the Term Sheet and have had all inquiries to EV answered, and have been furnished all requested materials, relating to EV and the offering and sale of the Securities and anything set forth in the Term Sheet;

(iv)
Neither I nor my Purchaser Representative(s), if any, have been furnished any offering literature by EV or any of its affiliates, associates or agents other than the Term Sheet, and the documents referenced therein;

(v)
I am acquiring the Securities for which I am subscribing for my own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the Securities or underlying securities;

(vi)
The undersigned, if a corporation, partnership, trust or other form of business entity, (i) is authorized and otherwise duly qualified to purchase and hold the Securities, (ii) has obtained such additional tax and other advice that it has deemed necessary in connection with this purchase, (iii) has its principal place of business at its residence address set forth in the Subscription Agreement, and (iv) has not been formed for the specific purpose of acquiring the Securities (although this may not necessarily disqualify the subscriber as a purchaser). The persons executing the Subscription Agreement, as well as all other documents related to the Offering, represent that they are duly authorized to execute all such documents on behalf of the entity. (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written information that may be required.);

(vii)
All of the information which I have furnished to EV or which is set forth in the Subscription Agreement (including this Subscription Supplement) is correct and complete as of the date of the Subscription Agreement. If any material change in this information should occur prior to my subscription being accepted, I will immediately furnish the revised or corrected information;

(viii)	I further agree to be bound by all of the terms and conditions of the Offering described in the Term Sheet; and

(ix)	I am the only person with a direct or indirect interest in the Securities subscribed for by the Subscription Agreement.

(e) I certify, to the best of my information and belief, that the above information that I have supplied is true and correct in all material respects.

5. Miscellaneous.

(a) I agree to indemnify and hold harmless EV, IMMS and their officers, directors, employees, agents and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) that they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Subscription Supplement or the Subscription Agreement, or by reason of any breach of the representations and warranties made by the undersigned herein or in the undersigned's related Subscription Agreement, or in any document provided by the undersigned to EV.

(b) This subscription is not transferable or assignable by me without the written consent of EV.

(c) If more than one person is executing this document, the obligations of each shall be joint and several and the representations and warranties contained in the Subscription Agreement (including this Subscription Supplement) shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors and assigns.

(d) This subscription, upon acceptance by EV, shall be binding upon my heirs, executors, administrators, successors and assigns.

(e) The Subscription Agreement shall be construed in accordance with and governed in all respects by the internal laws of the State of Nevada, without giving effect to the principles of conflicts of laws that would defer to the substantive law of another jurisdiction.

(f) Any notices to be given hereunder may be given and shall be effective as follows:

(i)	to EV at its principal place of business located at 5500 West Century Boulevard, Los Angeles, California 90045;

(ii)	to a Holder, at its address appearing in EV's transfer records;

(iii)	notices by personal delivery shall be effective upon such delivery;

(iv)	notices may be sent by a nationally-recognized overnight courier, such notice to be effective at time of delivery or attempted delivery upon production of proof of same;

(v)	notices may also be sent by registered or certified mail, return receipt requested, and shall be effective three days after mailing, upon production of proof of receipt or of attempted delivery; and

(vi)	notices may also be sent by first-class mail, postage prepaid, and shall be effective five days after mailing, upon production of proof of receipt or of attempted delivery.

THIS DEBENTURE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR APPLICABLE STATE LAW. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT AND APPLICABLE STATE LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

IMMS, INC.

CONVERTIBLE DEBENTURE

Debenture No. 2008A-1	_________, 2008
U.S. $__________.00	Los Angeles, California

FOR VALUE RECEIVED, IMMS, INC., a Nevada corporation (“Company”), with its principal offices located at 5500 West Century Boulevard, Los Angeles, California 90045, promises to pay to __________________________ (“Holder”), or its registered assigns, the principal sum of ______________ Dollars (U.S. $___________.00), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Debenture on the unpaid principal balance at a rate equal to ten percent (10.0%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable (the “Maturity Date”) on earlier of (i) October 31, 2008, (ii) six (6) months following the date of the closing the Company’s reorganization with EV Rental Cars, LLC, a California limited liability company, or (iii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Holder or made automatically due and payable in accordance with the terms hereof. All amounts owing on this Debenture shall be payable in arrears, with payments first applied to accrued and unpaid interest on this Debenture, and thereafter on the unpaid principal amount hereof. All references to Dollars herein are to lawful currency of the United States of America. This Debenture is one of a series of Debentures issued in connection with a private placement (the “Private Placement”) of up to a minimum of $500,000 and a maximum of $2,000,000 principal amount of Debentures and up to a minimum of 250,000 and a maximum of 1,000,000 Common Stock Purchase Warrants pursuant to a certain Term Sheet dated March 6, 2008 (as amended, modified or supplemented).

The following is a statement of the rights of Holder and the conditions to which this Debenture is subject, and to which Holder, by the acceptance of this Debenture, agrees:

1. Definitions. As used in this Debenture the following capitalized terms have the following meanings:

(a) “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in Los Angeles, California, are authorized or obligated by law or executive order to close.

(b) “Common Stock” means the Company’s common stock, par value $0.001 per share.

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(c) “Company” includes the corporation initially executing this Debenture and any Person which shall succeed to or assume the Obligations of Company under this Debenture.

(d) “Holder” shall mean the Person specified in the introductory paragraph of this Debenture or any Person who shall at the time be the registered holder of this Debenture.

(e) “Majority in Interest” shall mean, more than 50% of the aggregate outstanding principal amount of the Debentures issued pursuant to the Private Placement.

(f) “Obligations” shall mean and include all loans, advances, debts, liabilities and obligations existing or hereafter arising under or pursuant to the terms of this Debenture, including, all interest chargeable to and payable by Company hereunder and thereunder.

(g) “Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

(h) “Securities Act” shall mean the Securities Act of 1933, as amended.

2. Interest. Accrued interest on this Debenture shall be due and payable together with the unpaid principal on the Maturity Date; provided, however, at the option of the Company, the Company may pay interest in shares of Common Stock. The value of the Common Stock for purposes of determining the number of shares of Common Stock issuable as an interest payment shall be based on the then applicable Conversion Price for this Debenture on the Business Day immediately preceding the interest payment date.

3. Prepayment and Penalty Payment.

(a) This Debenture may be prepaid by Company, on fifteen days’ prior written notice, in whole or in part, and at any time and from time to time, prior to the Maturity Date; provided, however, that any prepayment prior to the Maturity Date on the outstanding principal amount of this Debenture shall be at a 20% premium to such outstanding principal amount to be prepaid (i.e., if the Company intends to prepay $1,000 of outstanding principal prior to the Maturity Date, the Company must pay $1,200 to prepay such $1,000 of outstanding principal).

(b) In the event that the Company shall not pay the outstanding amount of this Debenture in full on or before fifteen (15) days following the Maturity Date, on a one time basis and as a penalty for non-payment, any then outstanding principal amount after such fifteen (15) day period shall increase by an additional fifty percent (50%) and the Maturity Date shall be extended to the date occurring six (6) months from the original Maturity Date (and if such extended date is not a Business Day, then to the next Business Day thereafter), provided that any attempted prepayment of this Debenture following such extension shall not be subject to a premium, as set forth in Section 3(a) above.

4. Certain Covenants. Company shall furnish to Holder promptly upon the occurrence thereof, written notice of the occurrence of any Event of Default hereunder.

5. Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Debenture:

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(a) Failure to Pay. Company shall fail to pay when due the principal or interest payment on the due date hereunder and such payment shall not have been made within five (5) Business Days of Company’s receipt of Holder’s written notice to Company of such failure to pay or (ii) any other payment required under the terms of this Debenture on the date due and such payment shall not have been made within five (5) Business Days of Company’s receipt of Holder’s written notice to Company of such failure to pay; or

(b) Breaches of Covenants. Company shall fail to observe or perform any other material covenant, representation, or warranty, obligation, condition or agreement contained in this Debenture (other than those specified in Section 5(a)) and such failure shall continue for thirty (30) days after written notice to Company of such failure.

(c) Voluntary Bankruptcy or Insolvency Proceedings. Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

(d) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

6. Rights of Holder upon Default. Upon the occurrence or existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, Holder may, with the consent of a Majority in Interest of the holders of the Debentures issued in connection with the Private Placement, by written notice to Company, declare all outstanding Obligations payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right power or remedy granted to it by this Debenture or otherwise permitted to it by law, either by suit in equity or by action at law, or both, with the consent of a Majority in Interest.

7. Conversion.

(a) Voluntary Conversion. Holder has the right, at Holder’s option, to convert the unpaid principal amount of this Debenture, together with any accrued and unpaid interest thereon, at any time prior to or after the Maturity Date, in whole or in part, into fully paid and nonassessable shares of Common Stock, provided that Holder shall have given the Company at least three (3) Business Days written notice of Holder’s intent to convert this Debenture in accordance with the provisions of Section 7(c) hereof. The number of shares of Company stock into which this Debenture may be converted (“Conversion Shares”) shall be determined by dividing the aggregate principal amount plus all accrued interest thereon by the Conversion Price (as defined below) in effect at the time of such conversion. The “Conversion Price” shall be equal to the lower of: (i) $1.50 per share, and (ii) the fair market value of the Common Stock on the date immediately preceding the date of receipt by the Company of the Conversion Notice. Notwithstanding anything to the contrary herein, the Company shall have the right to prepay this Debenture in accordance with Section 3(a) hereof, with respect to any amount which shall be the subject of an attempted conversion of all or any part of this Debenture prior to the expiration of any prior written notice period set forth in this Section 7(a) above.

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(b) Automatic Conversion. If Company closes an equity financing, including debt convertible into equity (the “Next Equity Financing”), on or before the Maturity Date (including as such Maturity Date shall be extended hereunder), the principal balance of this Debenture, plus all accrued but unpaid interest, shall automatically be converted into the securities sold in such Next Equity Financing. The “Conversion Price” shall be equal to 50% of the price per equity security at which the Company equity securities are sold in such Next Equity Financing.

(c) Conversion Procedure

(i) Conversion Pursuant to Section 7(a) or (b). Before Holder shall be entitled to convert this Debenture into Subsequent Placement Debentures or shares of Common Stock, Holder shall surrender this Debenture (with the notice of conversion substantially in the form attached hereto as Exhibit A duly completed and executed, or the “Conversion Notice”), duly endorsed, at the office of Company. If such conversion is pursuant to Section 7(a), Holder shall give written notice by recognized overnight courier or registered or certified mail, postage prepaid, to Company at its principal corporate office, of the election to convert the same pursuant to Section 7(a), and shall state therein the unpaid amount of this Debenture to be converted and the name or names in which the certificate or certificates for Subsequent Placement Debentures or shares are to be issued. Upon conversion pursuant to Section 7(a) or (b), Company shall, as soon as practicable thereafter, issue and deliver at such office to Holder of this Debenture a certificate or certificates for the principal amount of Subsequent Placement Debentures or the number of shares to which Holder shall be entitled upon conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Company), together with a replacement Debenture (if any amount is not converted) and any other securities and property to which Holder is entitled upon such conversion under the terms of this Debenture, including a check payable to Holder for any cash amounts payable to the Holder. The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Debenture, subject to the effect of any prior written notice period set forth in Section 7(a) hereof and the right of the Company to prepay the outstanding amounts due on this Debenture prior to the expiration of such prior notice period, and the Person or Persons entitled to receive the Subsequent Placement Debentures or shares on such conversion shall be treated for all purposes as the record holder or holders of such Subsequent Placement Debentures or shares as of such date. Notwithstanding anything to the contrary herein, in the event that Holder shall not deliver both the Conversion Notice and the original of this Debenture to the Company in the manner set forth in this Section 7(c), within the applicable periods in which the Debenture may be converted hereunder, the Company may, at its sole discretion, void the attempted or purported conversion of this Debenture by the Holder.

(ii) Fractional Shares; Effect of Conversion. No fractional shares shall be issued upon conversion of or as an interest payment on this Debenture. In lieu of Company issuing any fractional shares to Holder upon the conversion of or as an interest payment on this Debenture, Company shall pay to Holder an amount equal to the product obtained by multiplying the Conversion Price by the fraction of a share not issued pursuant to the previous sentence. Upon conversion of this Debenture in full and the payment of the amounts specified in this Section 7(c)(ii), Company shall be forever released from all its Obligations under this Debenture.

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(d) Determination of Fair Market Value. For purposes of this Section 7, “fair market value” of one share of Common Stock as of a particular date (the “Determination Date”) shall be determined as follows:

(i) If the Common Stock is listed for trading on a national securities exchange, then the fair market value of one share of Common Stock shall be deemed to be the average of the closing sales prices as quoted on the national securities exchange on which the Common Stock is listed for trading for the five (5) trading days (or all such trading days if the Common Stock has been traded fewer than five (5) trading days) prior to the Determination Date, or if not so listed, the average of the closing bid and asked prices as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company, for the five (5) trading days (or all such trading days if the Common Stock has been traded fewer than five (5) trading days) prior to the Determination Date;

(ii) If this Debenture is converted or an interest payment is made in connection with an initial public offering for the Company’s Common Stock then the fair market value of one share of Common Stock shall be deemed to be the initial “Price to the Public” as specified in the final prospectus with respect to such initial public offering; or

(iii) If the Company’s Common Stock is not listed for trading on a national securities exchange nor admitted for trading on a national market system or the fair market value of the Common Stock is not otherwise determinable in accordance with Sections 7(d)(i) or (ii) hereof, then the fair market value of one share of Common Stock shall be determined in good faith by the Company’s Board of Directors.

(iv) The shares of Common Stock issuable upon conversion of or as an interest payment on this Debenture may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Securities Act or (ii) the Company or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Securities Act (or a successor rule) (“Rule 144”) or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Company who agrees to sell or otherwise transfer the shares only in accordance with this Debenture and who is an “accredited investor” (as defined in the Subscription Agreement relating to the initial issuance of this Debenture). Except as otherwise provided in the Subscription Agreement (and subject to the removal provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of this Debenture have been registered under the Securities Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of or as an interest payment on this Debenture that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

5

8. Conversion Price Adjustments; Notice of Events.

(a) Adjustments for Stock Splits and Subdivisions. In the event Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the Company shall pay a dividend or other distribution payable in additional shares of Common Stock without payment of any consideration by such holder for the additional shares of Common Stock, then, as of such record date or the date of determination (i.e. record date) of stockholders entitled to receive such dividend or distribution (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Debenture shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of or as an interest payment on this Debenture shall be increased in proportion to such increase of outstanding shares.

(b) Adjustments for Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Debenture shall be appropriately increased so that the number of shares of Common Stock issuable on conversion or as an interest payment on this Debenture shall be decreased in proportion to such decrease in outstanding shares.

(c) Notices of Record Date, etc. In the event of:

(i) Any taking by Company of a record of the holders of any class of securities of Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

(ii) Any capital reorganization of Company, any reclassification or recapitalization of the capital stock of Company or any transfer of all or substantially all of the assets of Company to any other Person or any consolidation or merger involving Company; or

(iii) Any voluntary or involuntary dissolution, liquidation or winding-up of Company,

Company will mail to Holder of this Debenture at least 10 days prior to the earliest date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right; and (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

6

(d) Reservation of Stock Issuable Upon Conversion. Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of this Debenture such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Debenture; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Debenture, without limitation of such other remedies as shall be available to the holder of this Debenture, Company will use commercially reasonable efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

9. No Short Transactions. At any time that any amount owing to Holder under this Debenture shall remain outstanding, the Holder, and any Person who shall have a beneficial ownership interest (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended), or a direct or indirect pecuniary interest (within the meaning of Rule 16-a-1(a)(2) under the Securities Exchange Act of 1934, as amended) in the Conversion Shares, shall not, directly or indirectly, make any short sale or maintain any short position, establish or maintain a “put equivalent position” (within the meaning of Rule 16-a-1(h) under the Securities Exchange Act of 1934, as amended), enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) or any securities convertible into, exercisable for or exchangeable for Common Stock of the Company.

10. Successors and Assigns. Subject to the restrictions on transfer described in Sections 12 and 13 below, the rights and obligations of Company and Holder of this Debenture shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

11. Waiver and Amendment. Any provision of this Debenture may be amended, waived or modified upon the written consent of Company and holders of a Majority in Interest of all then outstanding Debentures issued in connection with the Private Placement.

12. Transfer of this Debenture or Securities Issuable on Conversion Hereof or Otherwise Hereunder. With respect to any offer, sale or other disposition of this Debenture or securities into which such Debenture may be converted or are otherwise issuable hereunder, Holder will give written notice to Company prior thereto, describing briefly the manner thereof, together with a written opinion of Holder’s counsel, or other evidence reasonably satisfactory to Company, and a written assignment to the Company in substantially the form attached hereto as Exhibit B, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice, written assignment and reasonably satisfactory opinion, if so requested, or other evidence, Company, as promptly as practicable, shall notify Holder that Holder may sell or otherwise dispose of this Debenture or such securities, all in accordance with the terms of the notice delivered to Company. If a determination has been made pursuant to this Section 12 that the opinion of counsel for Holder, or other evidence, is not reasonably satisfactory to Company, Company shall so notify Holder promptly after such determination has been made. Each Debenture thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Securities Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing transfers of this Debenture shall be registered upon registration books maintained for such purpose by or on behalf of Company. Prior to presentation of this Debenture for registration of transfer, Company shall treat the registered holder hereof as the owner and holder of this Debenture for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Debenture shall be overdue and Company shall not be affected by notice to the contrary.

7

13. Status as Debenture Holder. Upon submission of a Notice of Conversion by a Holder or upon an automatic conversion of the Debentures, (i) the Debentures covered thereby shall be deemed converted into shares of Common Stock or Replacement Debentures and (ii) the Holder’s rights as a Holder of such converted portion of this Debenture shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock or Replacement Debentures and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Debenture.

14. Pari Passu Debentures. Holder acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Debenture and all interest hereon shall be pari passu in right of payment and in all other respects to the other Debentures issued pursuant to the Private Placement or pursuant to the terms of such Debentures. In the event Holder receives payments in excess of its pro rata share of Company’s payments to the holders of all of the Debentures, then Holder shall hold in trust all such excess payments for the benefit of the holders of the other Debentures and shall pay such amounts held in trust to such other holders upon demand by such holders.

15. Assignment by Company. Neither this Debenture nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of Holder.

16. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses of the parties as set forth in the Subscription Agreement or on the register maintained by Company. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

17. Governing Law. This Debenture and all actions arising out of or in connection with this Debenture shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law provisions of the State of Nevada, or of any other state.

[REMAINDER OF PAGE INTENTIONAL LEFT BLANK]

8

IN WITNESS WHEREOF, Company has caused this Debenture to be issued as of the date first written above.

IMMS, INC.
a Nevada corporation

By: ________________________________

Name: ________________________________

Title: ________________________________

9

EXHIBIT A

NOTICE OF TENDER FOR CONVERSION

To: IMMS, INC. (the “Company”)

1. The undersigned hereby:

☐
elects to convert $______________ of the principal amount of this Debenture, plus all accrued and unpaid interest hereon, into shares of Common Stock of the Company pursuant to the terms of the attached Debenture, and tenders herewith the original Debenture for cancellation as payment of the purchase price of such shares in full.

OR

☐
tenders the outstanding principal amount of this Debenture, plus all accrued and unpaid interest hereon, for conversion into Replacement Debentures of the Company pursuant to the terms of the attached Debenture, and tenders herewith the original Debenture for cancellation as payment of the purchase price of such Replacement Debentures in full.

2. Please issue a certificate or certificates representing said shares or a Replacement Debenture in the name of the undersigned or in such other name or names as are specified below:

_________________________________________
(Name)

_________________________________________
(Address)

_________________________________________
(City, State)

3. The undersigned represents that the aforesaid shares or Replacement Debentures being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares or Replacement Debentures, all except as in compliance with applicable securities laws, and that the undersigned is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

_______________
          (Date)

(Signature)
NOTICE: Signature must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if shares of capital stock are to be issued, or securities are to be delivered, other than to or in the name of the registered holder of this Debenture. In addition, signature must correspond in all respects with the name as written upon the face of the Debenture in every particular without alteration or any change whatever.

A-1

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the attached Debenture hereby sells, assigns and transfers unto _______________________ whose address is _______________________________________ and whose taxpayer identification number is _________________the undersigned’s right, title and interest in and to the Debenture issued by IMMS, Inc., a Nevada corporation (the “Company”) to purchase _______ shares of the Company’s Common Stock, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer said Debenture on the books of the Company with full power of substitution in the premises.

In connection with such sale, assignment, transfer or other disposition of this Debenture, the undersigned hereby confirms that:

☐
such sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of this Debenture or the shares of capital stock of the Company issuable thereunder and has attached hereto a written opinion of the undersigned’s counsel to that effect; or

☐	such sale, transfer or other disposition has been registered under the Securities Act of 1933, as amended, and registered and/or qualified under all applicable state securities laws.

_______________
          (Date)

(Signature)

NOTICE: Signature must correspond in all respects with the name as written upon the face of the Debenture in every particular without alteration or any change whatever.

B-1

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. A - __

____________, 2008

IMMS, INC.

WARRANT TO PURCHASE COMMON STOCK

**** __________ Shares of Common Stock****

THIS WARRANT CERTIFIES THAT, for value received, _____________, or registered assigns (the “Holder”), is entitled to subscribe for and purchase from IMMS, Inc., a Nevada corporation (the “Company”), with its principal offices located at 5500 West Century Boulevard, Los Angeles, California 90045, up to and including the number of fully paid and nonassessable shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company set forth above, at the exercise price of $0.75 per share ( the “Warrant Exercise Price”) (and as adjusted from time to time pursuant to Section 3 hereof), at any time or from time to time from the date first set forth above (the “Issue Date”) and prior to or upon ____________, 2013 (the “Expiration Date”), subject to the provisions and upon the terms and conditions hereinafter set forth:

This Warrant is one of a series (the “Series”) of Warrants issued in connection with a private placement (the “Private Placement”) of up to a minimum of $500,000 and a maximum of $2,000,000 principal amount of Convertible Debentures and up to a minimum of 250,000 and a maximum of 1,000,000 Warrants pursuant to a certain Term Sheet dated March 6, 2008 (as amended, modified or supplemented). Notwithstanding anything to the contrary, this Warrant shall not be exercisable at any time prior to _______________, 2008, or six (6) months from the original date of issuance of these Warrants (the “Original Issue Date”) in connection with the Private Placement, unless the Warrant Shares shall have been registered pursuant a then effective registration statement (a “Registration Statement”) filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”).

1. Method of Exercise; Cash Payment; Issuance of New Warrant. Subject to the provisions of this Warrant, the purchase right represented by this Warrant may be exercised by the Holder hereof, in whole or in part and from time to time, at the election of the Holder hereof, by the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A duly completed and executed) at the principal executive offices of the Company and accompanied by payment to the Company, by (a) certified or bank check acceptable to the Company, (b) cancellation by the Holder of indebtedness of the Company to the Holder, if agreed to in advance in writing by the Company in the Company’s sole and absolute discretion, or (c) by wire transfer to an account designated by the Company, or any combination of (a), (b) and (c), of an amount equal to the then applicable Warrant Exercise Price multiplied by the number of Warrant Shares then being purchased; or

The person or persons in whose name(s) any certificate(s) representing the shares of the Company’s capital stock to be issued upon exercise of this Warrant (the “Warrant Shares”) shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Holder hereof as soon as possible and in any event within twenty (20) Business Days after such exercise and, unless this Warrant has been fully exercised or expired, a new warrant having the same terms as this Warrant and representing the remaining portion of such shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as possible and in any event within such 20-Business Day period.

For purposes of this Warrant, the term “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in Los Angeles California are authorized or required by law to remain closed.

2. Reservation of Shares. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant a sufficient number of shares of its capital stock to provide for the exercise of the rights represented by this Warrant.

3. Adjustment of Warrant Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Exercise Price shall be subject to adjustment to the nearest whole share (one-half and greater being rounded upward) and nearest cent (one-half cent and greater being rounded upward) from time to time upon the occurrence of certain events, as follows. Each of the adjustments provided by the subsections below shall be deemed separate adjustments and any adjustment of this Warrant pursuant to one subsection of this Section 3 shall preclude additional adjustments for the same event or transaction by the remaining subsections.

(a) Reclassification. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) into the same or a different number or class of securities, the Company shall duly execute and deliver to the Holder of this Warrant a new warrant (in form and substance reasonably satisfactory to the Holder of this Warrant), so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of the number of shares then purchasable under this Warrant. The Company shall deliver such new warrant as soon as possible and in any event within 20 Business Days after such reclassification or change. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications or changes.

(b) Stock Splits or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide (by stock split) or combine (by reverse stock split) its outstanding shares of capital stock of the class into which this Warrant is exercisable, the Warrant Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective and the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, and in each case to the nearest whole share, effective at the close of business on the date the subdivision or combination becomes effective. The provisions of this subparagraph (b) shall similarly apply to successive subdivisions or combinations of outstanding shares of capital stock into which this Warrant is exercisable.

(c) Common Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Common Stock, then (i) the Warrant Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution (the “Record Date”), to that price determined by multiplying the Warrant Exercise Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and (ii) the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately adjusted, to the nearest whole share, from and after the Record Date by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such Record Date by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution. The provisions of this subparagraph (c) shall similarly apply to successive Common Stock dividends by the Company.

4. Notice of Adjustments. Whenever the Warrant Exercise Price or the number of shares of Common Stock purchasable hereunder shall be adjusted pursuant to Section 3 above, the Company shall deliver a written notice, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Exercise Price and the number of shares of Common Stock purchasable hereunder after giving effect to such adjustment, and shall use commercially reasonable efforts to cause copies of such notice to be delivered to the Holder of this Warrant within twenty (20) Business Days after the occurrence of the event resulting in such adjustment at such Holder’s last known address in accordance with Section 11 hereof.

5. Cashless Exercise.

(a) If the Market Price (as defined below) of one share of Common Stock is greater than the Warrant Exercise Price, in lieu of exercising this Warrant for cash, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with a duly completed and endorsed Election to Purchase attached to this Warrant and a written notice of the Warrantholder’s intention to effect a cashless exercise pursuant to this Section 5, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)
A

Where	X =	the number of shares of Common Stock to be issued to the Warrantholder

Y =	the number of shares of Common Stock exercisable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled.

A =	the Market Price of one share of Common Stock on the date immediately preceding the date of the Exercise Notice.

B =	the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

For example, if the Warrantholder is exercising 10,000 Warrants with a per Warrant Exercise Price of $1.50 per share through a cashless exercise when the current Market Price per share of the Common Stock is $3.00 per share, then upon such cashless exercise, the Warrantholder will receive 5,000 Warrant Shares.

(b) Notwithstanding any provisions herein to the contrary, Warrantholder shall not be entitled to effect a cashless exercise of this Warrant: (i) for a period of nine (9) months from the Original Issue Date, and (ii) in any event, unless the Warrant Shares shall have been registered pursuant to a then effective Registration Statement filed by the Company under the Securities Act.

(c) For purposes of this Warrant, the term “Market Price” as of any date, means:

(i) if at the time of exercise the shares of Common Stock shall be listed for trading on the National Association of Securities Dealers, Inc. Over -The - Counter Bulletin Board (“OTCBB”) or on a national securities exchange, the average of the closing sale price for the Common Stock on the OTCBB or any national securities exchange on which the Common Stock shall then trade (whichever of them shall be the principal trading market on which the Common Stock shall then trade), for the five (5) Trading Days immediately preceding such date (or all such Trading Days if the Common Stock has been traded fewer than five (5) Trading Days); or

(ii) if at the time of exercise the Common Stock is not listed for trading on the OTCBB or on a national securities exchange, the price per share shall be determined in good faith by the Company’s Board of Directors.

(iii) Shares issued pursuant to the foregoing cashless exercise right shall be treated as if they were issued upon the exercise of this Warrant. The manner of determining the Market Price of the Warrant Shares set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

(d) For purposes of this Warrant, the term “Trading Day” shall mean any day on which the Common Stock is traded for any period on the OTCBB or any national securities exchange on which the Common Stock shall then trade (whichever of them shall be the principal trading market on which the Common Stock shall then trade).

6. Call Option.

(a) At any time that: (i) the closing sale price of the Common Stock shall equal or exceed 200% of the then existing Warrant Exercise Price for any period of thirty (30) consecutive Trading Days, and (ii) the Warrant Shares shall have been registered pursuant to a then effective Registration Statement during such thirty (30) Trading Day period, the Company shall have the right, upon twenty (20) Business Days written notice (the “Call Notice”) to the Holders, to call all of the outstanding Warrants in the Series for cancellation in whole. Unless on or prior to the expiration of such twenty (20) Business Day period, a Holder exercises its right to purchase any of the Warrant Shares covered by the Warrant pursuant to the terms of this Warrant, such Holder shall forfeit its right to do so, and the Warrants not so exercised shall automatically expire without any consideration to the Holder or any further action by the Holder or the Company and the Warrants shall be canceled on the books and records of the Company. The Call Notice shall set forth, among other items, the relevant thirty (30) Trading Day period described in Section 6(a)(i) and the number of Warrants subject to the call provision in this Section 6, as described in Section 6(a).

(b) Notwithstanding anything to the contrary, the Company shall be entitled to call a number of Warrants of the Series for cancellation which shall not exceed the product obtained by multiplying, (x) the average trading volume on a daily basis during the relevant thirty (30) consecutive Trading Day period set forth in the Call Notice, by (y) 0.15, provided that the Call Notice shall be given within ten (10) Business Days following the last day of the relevant thirty (30) Trading Day period set forth in the Call Notice.

(c) Notwithstanding anything to the contrary, during any consecutive thirty (30) day period, the Company shall not be entitled to call a number of Warrants of the Series for cancellation in excess of 25% of the maximum number of outstanding Warrants of this Series at any given time during the term of this Warrant.

7. Fractional Shares. No fractional shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares, the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number.

8. Compliance with Securities Act of 1933; Transfer of Warrant or Shares.

(a) Compliance with Securities Act of 1933. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant, the Warrant Shares and the capital stock issuable upon conversion of the Warrant Shares (collectively, the “Securities”) are being acquired for investment and that such holder will not offer, sell, transfer or otherwise dispose of the Securities except under circumstances which will not result in a violation of the Securities Act and any applicable state securities laws. Upon exercise of this Warrant, unless the Warrant Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. The Warrant Shares (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Such legend shall be removed by the Company, upon the request of a Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

(b) Transferability of the Warrant. Subject to compliance with Section 8(c) below, which provisions are intended to ensure compliance with applicable federal and states securities laws, the Securities may be transferred by the Holder hereof, in whole or in part and from time to time.

(c) Method of Transfer. With respect to any offer, sale, transfer or other disposition of the Securities, the Holder hereof shall prior to such offer, sale, transfer or other disposition:

(i) surrender this Warrant or certificate representing Warrant Shares at the principal executive offices of the Company or provide evidence reasonably satisfactory to the Company of the loss, theft or destruction of this Warrant or certificate representing Warrant Shares and an indemnity agreement reasonable satisfactory to the Company,

(ii) pay any applicable transfer taxes or establish to the satisfaction of the Company that such taxes have been paid,

(iii) deliver a written assignment to the Company in substantially the form attached hereto as Exhibit B or appropriate stock power duly completed and executed prior to transfer, describing briefly the manner thereof, and

(iv) deliver a written opinion of such Holder’s counsel, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of the Securities.

As soon as reasonably practicable after receiving the items set forth above, the Company shall notify the Holder that it may sell, transfer or otherwise dispose of the Securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 8(c) that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details of such determination. Notwithstanding the foregoing, the Securities may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Securities Act if the Company satisfied the provisions thereof and provided that the Holder shall furnish such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144 or an effective registration statement) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with applicable federal and state securities laws, unless in the aforesaid opinion of counsel to the Holder and to the reasonable satisfaction of the Company, such legend is not required in order to ensure compliance with such laws. Upon any partial transfer of this Warrant, the Company will issue and deliver to such new holder a new warrant (in form and substance similar to this Warrant) with respect to the portion transferred and will issue and deliver to the Holder a new warrant (in form and substance similar to this Warrant) with respect to the portion not transferred as soon as possible and in any event within 20 days after such transfer.

9. No Rights as Shareholders; Information. Prior to exercise of this Warrant, the Holder of this Warrant, as such, shall not be entitled to vote the Warrant Shares or receive dividends on or be deemed the holder of such shares, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

10. Modification and Waiver; Effect of Amendment or Waiver. This Warrant and any provision hereof may be modified, amended, waived, discharged or terminated only by an instrument in writing, designated as an amendment to this Warrant and executed by a duly authorized officer of the Company and the Holder of this Warrant. Any waiver or amendment effected in accordance with this Section 10 shall be binding upon the Holder, each future holder of this Warrant or of any shares purchased under this Warrant (including securities into which such shares have been converted) and the Company.

11. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered by personal delivery, or shall be sent by certified United States mail, first-class postage prepaid or by overnight delivery using a nationally recognized courier service, to each such holder at its address as shown on the books of the Company or to the Company at the address first set forth above in this Warrant. All such notices, requests, communications or other documents shall be deemed to have been received by the recipient (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by a nationally recognized courier service, on the next Business Day subsequent to deposit with the courier and (iii) in the case of mailing, on the fourth Business Day following the date of deposit in the United States mails, first-class postage prepaid.

12. Successors. The obligations of the Company relating to the Warrant Shares shall inure to the benefit of the successors and assigns of the Holder hereof and shall be binding upon any successor entity. Upon such event, the successor entity shall assume the obligations of this Warrant, and this Warrant (or any substitute warrant as provided hereinbefore) shall be exercisable for the securities, cash and property of the successor entity on the terms provided herein.

13. Lost Warrants or Stock Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such mutilated Warrant or stock certificate, the Company will issue and deliver a new warrant (containing the same terms as this Warrant) or stock certificate, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

14. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

15. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, without reference to principles governing choice or conflicts of laws.

16. Entire Agreement. This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

17. No Impairment. The Company will not, by an voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but will at all times in good faith assist in carrying out all the provisions of this Warrant and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

18. Issue Taxes. The Company shall pay any and all issue and other taxes payable in respect of any issue or delivery of Common Stock upon the exercise of this Warrant that may be imposed under the laws of the United States of America or by any state, political subdivision or taxing authority of the United States of America; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Common Stock in a name other than that of the registered holder of such Warrant, and no such issue or delivery shall be made unless and until the person or entity requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

19. Severability. In the event that any one or more of the provisions contained in this Warrant shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision(s) shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Warrant and such invalidity, illegality or unenforceability shall not affect any other provision of this Warrant, which shall remain in full force and effect.

20. Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed as of the issue date of this Warrant by its duly authorized officers.

IMMS, INC.
a Nevada corporation

By:	____________________________
Name:	__________________
Title:	Chief Executive Officer

SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK

EXHIBIT A

NOTICE OF EXERCISE

To: IMMS, INC. (the “Company”)

1. The undersigned hereby:

☐	elects to purchase __________ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

_________________________________________
(Name)

_________________________________________
(Address)

_________________________________________
(City, State)

3. The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws, and that the undersigned is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

_______________
           (Date)

(Signature)

NOTICE: Signature must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange if shares of capital stock are to be issued, or securities are to be delivered, other than to or in the name of the registered holder of this Warrant. In addition, signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto _______________________ whose address is _______________________________________ and whose taxpayer identification number is _________________ the undersigned’s right, title and interest in and to the Warrant issued by IMMS, Inc., a Nevada corporation (the “Company”) to purchase _______ shares of the Company’s Common Stock, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer said Warrant on the books of the Company with full power of substitution in the premises.

In connection with such sale, assignment, transfer or other disposition of this Warrant, the undersigned hereby confirms that:

☐
such sale, transfer or other disposition may be effected without registration or qualification (under the Securities Act as then in effect and any applicable state securities law then in effect) of this Warrant or the shares of capital stock of the Company issuable thereunder and has attached hereto a written opinion of the undersigned’s counsel to that effect; or

☐	such sale, transfer or other disposition has been registered under the Securities Act of 1933, as amended, and registered and/or qualified under all applicable state securities laws.

_______________
           (Date)

(Signature)

NOTICE: Signature must correspond in all respects with the name as written upon the face of the Warrant in every particular without alteration or any change whatever.

EXHIBIT F TO TERM SHEET

Risk Factors

All capitalized terms used in these Risk Factors, and not otherwise defined herein, shall have the same meaning set forth in the Subscription Agreement.

THE NOTES (AND UPON THE CLOSING OF THE PROPOSED REORGANIZATION, THE UNITS) OFFERED HEREBY ARE SUBJECT TO THE RISKS INHERENT IN A SPECULATIVE VENTURE. AN INVESTMENT IN THE NOTES (AND UPON THE CLOSING OF THE PROPOSED REORGANIZATION, THE UNITS) INVOLVES A VERY HIGH DEGREE OF RISK. PRIOR TO MAKING AN INVESTMENT DECISION, PROSPECTIVE PURCHASERS SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS. THE NUMBER AND NATURE OF ALL POSSIBLE RISKS CANNOT BE ASCERTAINED. PURCHASERS MUST RECOGNIZE THAT ALMOST ANY KIND OF ADVERSITY MAY PRECLUDE THE ACHIEVEMENT OF EV’S STATED OBJECTIVES, PRECLUDE POSITIVE OPERATING RESULTS AND/OR RESULT IN A TOTAL LOSS OF INVESTMENT. PURCHASERS UNABLE OR UNWILLING TO ASSUME A HIGH DEGREE OF RISK MUST NOT CONSIDER THE PURCHASE OF THE NOTES. YOU SHOULD NOT INVEST IN EV’S NOTES UNLESS YOU CAN AFFORD TO LOSE YOUR ENTIRE INVESTMENT.

THE DOCUMENTS GIVEN TO PURCHASERS AS PART OF THIS OFFERING CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS WHICH INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES, BOTH KNOWN AND UNKNOWN. WHEN USED IN THESE DOCUMENTS, THE WORDS “ANTICIPATES,” “ESTIMATES,” “FORECASTS,” “PLANS,” “INTENDS,” “HOPES,” “WISHES,” “EXPECTS,” “BELIEVES” AND SIMILAR WORDS, AS THEY RELATE TO EV OR EV’S MANAGEMENT, ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. EV’S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE THOSE DISCLOSED BELOW.

PROSPECTIVE PURCHASERS SHOULD CAREFULLY CONSIDER, AMONG OTHERS, THE FOLLOWING RISK FACTORS PRESENT IN THIS OFFERING:

Risks Relating to EV’s Business and Operations

We have a history of operating losses.If we continue to incur operating losses, we eventually may have insufficient working capital to maintain or expand operations according to our business plan. As of September 30, 2007, we had an accumulated deficit of $6,297,670. For the years ended December 31, 2006 and 2005, we incurred losses from operations of $1,407,223 and $951,690, respectively. We also incurred losses from operations of $1,723,827 during the nine months ended September 30, 2007. We may not generate sufficient revenues from product sales in the future to achieve profitable operations. If we are not able to achieve profitable operations at some point in the future, we eventually may have insufficient working capital to maintain our operations as we presently intend to conduct them or to fund our expansion and marketing and product development plans. In addition, our losses may increase in the future as we expand our manufacturing capabilities and fund our marketing plans and product development. These losses, among other things, have had and will continue to have an adverse effect on our working capital, total assets and stockholders’ equity. If we are unable to achieve profitability, the market value of our common stock will decline and there would be a material adverse effect on our financial condition. The report of our auditors accompanying our financial statements includes a statement that these factors raise substantial doubt about our ability to continue as a going concern. If we need to raise additional financing to support our operations, we cannot assure you that additional financing will be available on terms favorable to us, or at all. If adequate funds are not available or if they are not available on acceptable terms, our ability to fund the growth of our operations, take advantage of opportunities, develop products or services or otherwise respond to competitive pressures, could be significantly limited.

If we fail to make certain required payments and perform other contractual obligations to our senior secured lenders, the debt obligations to such lenders may be in default and accelerate, which would have a material adverse effect on us and our continued operations.We have entered into forbearance agreements with Vineyard Bank and Amalgamated Bank, our senior secured lenders with respect to outstanding obligations owing to these lenders. At September 30, 2007, the principal amount of our obligations to Vineyard Bank and Amalgamated Bank were approximately $906,000 and $10,135,000, respectively. We can give no assurance that we will be able to fulfill the obligations created under such forbearance agreements on a timely basis or at all. If we do not comply with any or all of the conditions of the forbearance agreements, either or both of our senior secured lenders may declare us in default of such agreements. If either of our lenders declares their respective forbearance agreement in default, we may be forced to discontinue operations, and investors may lose their entire investment.

Under our Forbearance Agreement with Amalgamated Bank, we will be required to liquidate our entire existing rental fleet by the end of 2008, which would have a material adverse effect on our continued operations. Under the terms of our Forbearance Agreement with Amalgamated Bank, we will be required to liquidate our entire existing rental fleet by the end of 2008. Unless we are able to acquire other rental cars or other sources of revenue, we will be forced to discontinue operations. There can be no assurances that we will be able to have any revenue generating sources after we liquidate our current rental fleet. In addition, as we take steps to liquidate our rental fleet during 2008, our revenue generating sources will diminish due to the reduction of our rental fleet. We cannot assure you that we will be able to generate sufficient revenues to sustain operations during the course of 2008 as we liquidate our fleet.

Under our Forbearance Agreement with Amalgamated Bank, our Manager has pledged all of his limited liability membership interests to secure the performance of our obligations to Amalgamated Bank. If the Proposed Reorganization closes, our Manager’s membership interests will be converted into shares of IMMS common stock. The foreclosure on his shares could have an adverse effect on the price of IMMS’s common stock. Jeffrey S. Pink, the Manager of EV, has guaranteed our obligations to Amalgamated Bank and has pledged all of his limited liability company membership interests to secure the performance of such obligations. If the Proposed Reorganization with IMMS closes, his membership interests would convert into shares of IMMS common stock. If Amalgamated Bank forecloses on such pledged shares, the shares may be sold into the market in sufficient volume and at prices which could have an adverse effect on the price of IMMS common stock.

2

Our Manager may have interests different from those of our limited liability company members, that may influence him to support or approve of the Proposed Reorganization.The terms of the Proposed Reorganization, Forbearance Agreement and the various other agreements contemplated thereby directly affect the Manager in ways that may create interests for him that are different from, or in addition to, those of other EV members. For the above reasons, the Manager may be more likely to support and recommend the approval of the Proposed Reorganization than if he did not hold these interests.

The Proposed Reorganization raises potential conflicts of interest.Certain individuals, either individually or collectively as part of another entity, may come to own interests of both IMMS and EV prior to the closing of the Proposed Reorganization. Purchasers should be aware that conflicts of interest could arise as a result and that such conflicts of interest have the potential to affect the outcome of the Proposed Reorganization, should and when it close.

If our financial information were subject to audit, a “going concern” opinion would be included.As of the date of this Offering, our financial information for the periods ending December 31, 2006 and 2005 has not been fully audited. The audit for such periods will be completed before the Closing. We anticipate that when such financial statements are prepared pursuant to an audit and in accordance with generally accepted accounting principles, our audited financial statements for the years ending December 31, 2006 and 2005 include a statement in the report of our independent auditor, to the effect, among others, that there is substantial risk as to EV’s status as a going concern and that the our continuation as a going concern is dependent on our ability to obtain additional financing to fund operations, implement our business model and ultimately, to obtain profitable operations. There can be no assurance that we will be able to obtain such a financing on favorable terms, or establish future profitable operations, and, if not, we may be forced to discontinue operations and you may lose your entire investment in our common stock.

Our business plan may not be realized.Our operations are subject to all of the risks inherent in the establishment of a new business enterprise, including inadequate working capital and a limited operating history. The likelihood of our success must be considered in light of the problems, expenses, complications and delays frequently encountered in connection with the development of a new business. Unanticipated events may occur that could affect the actual results achieved during the forecast periods. Consequently, the actual results of operations during the forecast periods will vary from the forecasts and such variations may be material. In addition, the degree of uncertainty increases with each successive year presented. There can be no assurance that we will succeed in the anticipated operation of our business plan. If our business plan proves to be unsuccessful, you may lose their entire investment and our business may fail.

3

In the past, we have been dependent on government and private grants for funding.We have received revenues from various local, regional, state and federal government agencies and one private entity. Typically, governmental agencies have monies available to fund some of the necessary costs for vehicle acquisition, infrastructure development, and other start-up expenses in new market areas. We consider availability of local market (and other government) funding in determining the sites we will open, and have yet to open in any market that has not provided some financial incentives for start-up. However, there can be no assurance that local markets (and other governmental agencies) will continue to make funds available for our operations or that the grants which have been awarded to we will continue to be funded. Failure to receive funding from these agencies could have a material adverse effect on our business and prospects.

We will need additional financing to maintain and expand our business, and to implement our business plan. Such financing may not be available on favorable terms, if at all.If we needs funds and cannot raise them on acceptable terms, we may not be able to:

•	execute our business plan;

•	take advantage of future opportunities, including synergistic acquisitions;

•	respond to customers, competitors or violators of our proprietary and contractual rights; or

•	remain in operation.

We may have to raise substantial additional capital if we continue to incur operational losses or we need to maintain or accelerate favorable, but costlier, growth of our revenues. There can be no assurance that debt or equity financing, or cash generated by operations, will be available or sufficient to meet our requirements. Additional funding may not be available under favorable terms, if at all.

We may be unable to predict accurately the timing and amount of our capital requirements. We have historically financed our activities through working capital provided from operations, the private placement of equity securities, loans and from lines of credit. We may be required to raise additional funds through public or private financing, bank loans, collaborative relationships or other arrangements earlier than expected. It is possible that banks, venture capitalists and other investors may perceive our capital structure or operating history as too great a risk to bear. As a result, additional funding may not be available at attractive terms, or at all. If we cannot obtain additional capital when needed, we may be forced to agree to unattractive financing terms, change our method of operations, curtail operations significantly, obtain funds through entering into arrangements with collaborative partners or others, or issue additional securities. Any future issuances of our securities may result in substantial dilution to existing stockholders. The failure to raise the required additional funding could have a material adverse effect on EV’s business and its prospects.

Our success will depend on our newly assembled senior management team. Our success will be largely dependent upon the performance of our senior management team. Investors must rely on the expertise and judgment of senior management and other key personnel. The failure to attract and retain individuals with the skill and experience necessary to execute our business plan could have a materially adverse impact upon our prospects. We currently do not have any key man insurance policies and has no current plans to obtain any; therefore there is a risk that the death or departure of any director, member of management, or any key employee could have a material adverse effect on operations.

4

We may not operate profitably because global, economic, political, and social conditions beyond our control have created an unpredictable environment for companies such as us.Our business may suffer from adverse economic conditions worldwide that have contributed to an economic slowdown. Recent geopolitical and social turmoil in many parts of the world, including actual incidents and potential future acts of terrorism and war, may continue to put pressure on global economic conditions. These geopolitical and social conditions, together with the resulting economic uncertainties, make it extremely difficult for us to accurately forecast and plan future business activities. This is especially true in the travel industry, of which we are a part. This reduced predictability challenges our ability to operate profitably or to increase revenues. In particular, it is difficult to develop and implement strategies to create sustainable business models and efficient operations. If the current uncertain economic conditions continue or deteriorate, there could be additional material adverse impact on our financial position, revenues and results of operations or cash flow.

Our success is dependent upon our ability to rent environmentally friendly cars. We have a diversified fleet of automobiles consisting of multiple models of hybrid electric and low-emissions cars from different manufacturers. It is possible that in projecting growth, our senior management team has overestimated the public interest in the overall environmentally friendly rental market. One or more competitors may initiate a business model similar to ours and may rent environmentally friendly for less money or on better terms than ours. Fluctuations in the estimated pricing for supply or daily rentals can affect profitability. We have not entered into any long term supply contract with any vehicle manufacturer. Also, because we specialize in environmentally friendly cars, we are more vulnerable than a diversified business. We are vulnerable to changes in local conditions, such as fuel pricing changes and other market conditions, as well as various disasters, including those which it is not possible or economically feasible to insure against, such as earthquakes, floods, hurricanes and war. If the public interest in environmental friendly cars declines, there could be a material adverse impact on our results of operations.

We are dependent on the successful operation of the existing locations and execution of the business plan.We have opened a total of seven locations. Continued site expansion according to our business plan will be dependent upon the profitability of these existing locations and the availability of funds to expand operations. We plan to expand to multiple new locations to meet business projections. Market size projections for these new locations are based on operating history and market demand at existing locations. It is possible that once such locations open, they will not operate in accordance with the operating trends of the existing locations. There can be no assurance that we will ever open any additional locations, or that additional locations will be profitable, or profitable enough to justify opening additional locations.

5

We are dependent on existing relationships with automobile manufacturers to continue to supply us with environmentally friendly cars to meet our business demands. We are dependent upon relationships with manufacturers for rental operations. Our management believes that the manufacturers will produce enough cars to meet our business demands. Despite having obtained cars from the manufacturers in the past, there can be no assurance that manufacturers will continue to build or allocate vehicles to us. In addition to market demands, manufacturers have been encouraged (by regulation or otherwise) by governments to manufacture environmentally friendly cars. There can be no assurance that the manufacturers will continue to manufacture such cars if such incentives (or regulations) are discontinued. Failure to obtain adequate numbers of such cars could have a material adverse effect upon our business and prospects.

We face significant competition in the car rental industry.The car rental business is highly competitive. We compete against a number of established rental car companies with greater marketing and financial capabilities. Our market specialization is the rental of hybrid electric and low-emissions cars. Although we believe that we are the first rental company featuring predominately environmentally friendly cars, we may face difficulty competing against other car rental companies should they devote significant resources to such cars. There can be no assurance that one or more competitors may not initiate a rental business similar to ours, thus compromising the differentiating factor for us. Increased competition in the rental car industry may result in reduced operating margins, loss of market share and a diminished brand franchise. There can be no assurance that we will be able to compete successfully against our competitors, and competitive pressures faced by us may have a material adverse effect on our business, prospects, financial condition and results of operations.

We are dependent on fleet financing for acquiring cars.Our ability to purchase and finance the cars depends on the calculation and assignment of risk for the resale value of the vehicles. Despite our plans for securing the resale value, lending companies may not be enticed to finance the cars. There can be no assurance that the financing required to purchase and deploy cars will be available to us in order to meet business projections. Our failure to obtain financing for the acquisition of cars could have a material adverse effect on our business and prospects.

We face risks associated with entry into new business areas.We may choose to expand our operations by promoting new or complementary services, expanding the breadth and depth of services offered, or expanding our market presence through relationships with third parties. There can be no assurance that we will be able to expand our efforts and operations in a cost-effective or timely manner or that any such efforts would increase overall market acceptance. Furthermore, any new business (or line of business) launched by us that was not favorably received by consumers could damage our reputation or brand. Expansion of our operations in this manner would also require significant additional expenses and development, and would stretch our management, financial and operational resources. The lack of market acceptance of such efforts or our inability to generate satisfactory revenues from such expanded services or products to offset their cost could have a material adverse effect on our business, prospects, financial condition and results of operations.

We may not maintain insurance sufficient to cover the full extent of our liabilities.We maintain various forms of insurance. However, such insurance has limitations on liability that may not be sufficient to cover the full extent of such liabilities. Also, such risks may not, in all circumstances be insurable or, in certain circumstances, we may elect not to obtain insurance to deal with specific risks due to the high premiums associated with such insurance or other reasons. The payment of such uninsured liabilities would reduce the funds available to us. The occurrence of a significant event that we are not fully insured against, or the insolvency of the insurer of such event, could have a material adverse effect on our financial position, results of operations or prospects.

6

We may not be able to obtain all the necessary licenses and permits required to carry on our business activities. Our operations may require licenses and permits from various governmental authorities. There can be no assurance that we will be able to obtain all necessary licenses and permits that may be required to carry required business activities.

We may not be able to maintain the information technology and computer systems required to serve our customers.Our reputation and ability to attract, retain, and serve customers is dependent upon the reliable performance of our technology infrastructure and fulfillment processes. Interruptions or technical problems could make our systems unavailable to service customers and could diminish the overall attractiveness of our service to potential customers.

There may be changes in our accounting practices and/or taxation.We cannot predict the impact that future changes in accounting standards or practices may have on our financial results. New accounting standards could be issued that could change the way we record revenues, expenses, assets and liabilities. These changes in accounting standards could adversely affect our reported earnings. Increases in direct and indirect income tax rates could affect after tax income. Equally, increases in indirect taxes could affect our products’ affordability and reduce its sales.

Risks Relating to IMMS’s Business and Operations

IMMS may be deemed to be a “shell company” under applicable securities laws. IMMS may be deemed to be a “shell company” as defined under Rule 405 of the Securities Act of 1933 and Rule 12(b)-2 of the Securities Exchange Act of 1934. As such, IMMS is subject to many risks common to such enterprises, including the potential failure of the contemplated Proposed Reorganization, inability to generate revenues or operate any acquired business profitably, cash shortages, under-capitalization, and limitations with respect to personnel, financial and other resources.

IMMS has a history of operating losses. IMMS has not had a profitable operating history and no assurance can be made that IMMS will be profitable in the future. If the Proposed Reorganization with EV closes, there can be no assurance that IMMS will be successful in achieving a return on Purchasers’ investment. The likelihood of success must be considered in light of IMMS’s limited scope of operations, the risks associated with Proposed Reorganization with EV, and the successful execution of EV’s business plan. If IMMS is unable to achieve profitability, the market value of its stock will decline and there will be a material adverse effect on its financial condition. IMMS has accumulated losses from operations for the nine months ending September 30, 2007. The report of IMMS’s auditor accompanying it financial statements for the period ended December 31, 2006 includes a statement that IMMS has suffered recurring losses from operations that raise substantial doubt about IMMS’s ability to continue as a going concern.

7

A definitive reorganization agreement with EV has not been reached and may never be reached. IMMS has entered into a Letter of Intent with EV dated March __, 2008 that sets forth the proposed terms of a Proposed Reorganization with EV. A definitive Proposed Reorganization agreement has not been reached and negotiations regarding the terms of the agreement are ongoing. If the Proposed Reorganization does not occur, EV must return a portion of the subscription proceeds to Purchasers. The Purchasers will therefore not receive a return on such investment. There can be no assurance that a definitive agreement will be reached or that the Proposed Reorganization will occur.

Risks Associated with this Offering

EV is currently in default with Amalgamated, and may continue to remain in default. EV is currently in default with Amalgamated, its primary lender. EV has entered into a Forbearance Agreement with Amalgamated, the terms of which require EV to make certain cash payments, including $250,000 out of the proceeds of this Offering, and to liquidate its entire rental car fleet no later than December 31, 2008. If EV liquidates its entire rental car fleet and has no completed any of the acquisitions currently contemplated under its business plan, EV may not be able to generate sufficient revenue to operate profitably, or at all, may be forced to discontinue operations. Under such circumstances, there could be no assurance that EV would be able to timely fulfill its obligations to Amalgamated.

The Notes sold pursuant to this Offering may be unsecured.  Only with the permission of Amalgamated Bank will EV be allowed the create any junior liens in any of EV’s assets. There can be no assurance that such permission will be granted by Amalgamated. In addition, there can be no assurance that other lenders of EV with security interests in EV’s assets will allow the creation of any liens junior to their interests. Even in the event that any junior liens in any of EV’s assets are permitted by Amalgamated and other senior creditors, there still may not be any remaining assets to secure the Notes. Thus, the Notes issued pursuant to this Offering may be unsecured.

The minimum and maximum dollar amount of Notes was set by EV. The minimum and maximum dollar amount for the Notes has been set by the Manager of EV and the Placement Agent without negotiation with any other person. There is no direct relationship between the Note dollar amount and the asset value, net worth or other established criteria of value of EV, and in no event should the Note dollar amount be regarded as an indication of any present or future market price for any securities offered or sold by IMMS or EV, whether now or in the future.

EV may not sell the minimum dollar amount of Notes required to close the Proposed Reorganization. In order to close this Offering, EV must sell a minimum of $500,000 of Notes. EV must sell $1,000,000 of Notes (including the initial $500,000), in order to close the Proposed Reorganization. Under the terms of the Letter of Intent with IMMS, EV must sell a minimum of $1,000,000 of Notes (including the initial $500,000). No assurance can be made that EV will sell sufficient amounts of Notes necessary to meet these minimum threshold amounts. In connection with the initial Closing of $500,000 of Notes in this Offering, the closing of the Proposed Reorganization is not a condition to the Closing of the initial $500,000 of subscriptions. Thus, if the closing of the Proposed Reorganization does not occur, the Notes may never convert into Units of IMMS. Therefore, investors who purchase Notes in connection with the initial Closing of $500,000 of Notes will be at a greater risk of loss of their entire investment.

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All of the Securities that Comprise the Units being Offered Hereunder are “Restricted Securities” under Rule 144.  There is no public market for the convertible debentures and the warrants of IMMS which comprise the Units, and there can be no assurance that any such public market will develop. Unless there is an effective registration statement covering the Units, no public sale of any of such securities can be made for at least six (6) months from the closing of the Proposed Reorganization, and then, all resales of these shares must be made in accordance with Rule 144 under the Securities Act. Generally, “restricted securities” can be resold by non-affiliates under Rule 144, once they have been held for at least six (6) months, provided that certain information about the issuer is publicly available. Once the restricted securities have been held for one year, assuming the holder of the securities is not (and has not been for the preceding 90 day period) an affiliate of the issuer, unlimited sales can be made without further compliance with the terms and provisions of Rule 144. In addition, affiliates may resell restricted securities under Rule 144 once the restricted securities have been held for at least six (6) months, provided that certain resale conditions under Rule 144 have been met, including requirements with respect to the availability of current public information, manner of sale, sales volume restrictions and notice filing requirements. No assurance can be given that Rule 144 will be available to purchasers in this Offering for the resale of their Units. The simultaneous sale of these shares may adversely affect the market price of our common stock.

If IMMS is deemed to be a “shell company,” there may be additional restrictions on your ability to resell the shares of IMMS Common Stock under Rule 144. Currently, Rule 144 under the Securities Act permits the public resale of securities under certain conditions after a six-month holding period by the seller. However, Rule 144 imposes a general prohibition against reliance on Rule 144 for the resale of securities of issuers which have no operations and, therefore, may be deemed to be a “shell company” under Rule 405 of the Securities Act. Stockholders of “shell companies,” are ineligible to rely on Rule 144 as a resale exemption for securities, until:

•	the issuer of the securities that was formerly a “shell company” ceases to be a “shell company,”
•	the issuer is subject to the reporting requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”),
•
the issuer has filed all reports and materials (other than Form 8-K reports) required to have filed all under Section 13 or 15(d) of the Exchange Act, as applicable, during the 12 months (or for such shorter period that the issuer was required to file such reports and materials), and

•
at least one year has elapsed from the time that the issuer filed with the SEC certain information (the “Form 10 information”) which a company would be required to file if such company was to register a class of its securities under the Exchange Act reflecting its status as an entity that is not a “shell company.”

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If IMMS is deemed to be a “shell company,” in order to cause IMMS to cease to be a “shell company,” following the closing of the Proposed Reorganization, IMMS would need to file with the SEC the Form 10 information concerning the Proposed Reorganization and the history and operations of EV. Further, IMMS stockholders would not be eligible to rely on Rule 144 as a resale exemption until at least one year has elapsed from the date that the issuer has filed the Form 10 information with the SEC. It is anticipated that IMMS will file the Form 10 information with the SEC following the Proposed Reorganization, should and when it close, but there can be no assurances as to the timing of the filing of the Form 10 information or the commencement of the one year period. In order for IMMS stockholders to be eligible to rely on Rule 144, IMMS will need to be subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act. IMMS currently is not subject to such reporting requirements under the Exchange Act and will need to register the IMMS Common Stock under the Exchange Act. Further, at the time of any proposed resale of restricted securities under Rule 144, IMMS will need to have filed all reports and materials (other than Form 8-K reports) required to have been filed under Section 13 or 15(d) of the Exchange Act, as applicable, during the 12 months (or for such shorter period that the issuer was required to file such reports and materials). At the time that stockholders wish to resell their IMMS shares under Rule 144, there can be no assurances that IMMS will be subject to the reporting requirements of the Exchange Act or, if so, current in its reporting requirements under the Exchange Act, in order for stockholders to be eligible to rely on Rule 144 at such time. In addition to the foregoing requirements of Rule 144 under the federal securities laws, the various state securities laws may impose further restrictions on the ability of a holder to sell or transfer the shares of IMMS Common Stock.

The securities that comprise the Units being offered may be subject to the Penny Stock Rules. IMMS’s common stock may be subject to “penny stock” regulations that may affect the liquidity of our common stock. IMMS’s common stock may be subject to the rules adopted by the SEC that regulate broker-dealer practices in connection with transactions in “penny stocks.” Penny stocks are generally equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges, for which current price and volume information with respect to transactions in such securities is provided by the exchange or system).

The penny stock rules require that a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, deliver a standardized risk disclosure document prepared by the SEC, which contains the following:

•	a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading,

•
a description of the broker’s or dealer’s duties to the customer and of the rights and remedies available to the customer with respect to violation of such duties or other requirements of securities laws,

•	a brief, clear, narrative description of a dealer market, including “bid” and “ask” prices for penny stocks and significance of the spread between the “bid” and “ask” price,

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•	a toll-free telephone number for inquiries on disciplinary actions, definitions of significant terms in the disclosure document or in the conduct of trading in penny stocks, and

•	such other information and is in such form (including language, type, size and format), as the SEC shall require by rule or regulation.

Prior to effecting any transaction in penny stock, the broker-dealer also must provide the customer the following:

•	the bid and offer quotations for the penny stock,

•	the compensation of the broker-dealer and its salesperson in the transaction,

•	the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock,

•	the liquidity of the market for such stock, and

•	monthly account statements showing the market value of each penny stock held in the customer’s account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitability statement. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for a stock such as our common stock if it is subject to the penny stock rules.

The Public Market for IMMS’s Common Stock is Minimal. IMMS’s common stock is thinly-traded on the OTC Bulletin Board, meaning that the number of persons interested in purchasing its common shares at or near ask prices at any given time may be relatively small or non-existent. This situation is attributable to a number of factors, including the fact that IMMS is a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if we came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven company such as EV’s or purchase or recommend the purchase of IMMS’s shares until such time as we became more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in IMMS’s shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. There can be no assurance that a broader or more active public trading market for IMMS’s common shares will develop or be sustained, or that current trading levels will be sustained. Due to these conditions, IMMS can give investors no assurance that they will be able to sell their shares at or near ask prices or at all.

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The price of IMMS’s common stock is highly volatile. If the Proposed Reorganization with EV is successful, it is anticipated that IMMS’s stock price will be volatile and the value of your shares may be subject to sudden decreases. It is anticipated that IMMS’s common stock price will be volatile. IMMS’s common stock price may fluctuate due to factors relating to the closing of the Proposed Reorganization such as:

•	actual or anticipated fluctuations in its quarterly and annual operating results;

•	actual or anticipated product constraints;

•	decreased demand for our products resulting from changes in consumer preferences;

•	product and services announcements by us or our competitors;

•	loss of any of our key executives;

•	regulatory announcements, proceedings or changes;

•	announcements in the rental car community;

•	competitive product developments;

•	intellectual property and legal developments;

•	mergers or strategic alliances in the rental car industry;

•	any business combination we may propose or complete;

•	any financing transactions we may propose or complete; or

•	broader industry and market trends unrelated to its performance.

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of _____________, 2008 by and among IMMS, Inc., a Nevada corporation (the “Company”), (ii) each person listed on Exhibit A attached hereto (collectively, the “Initial Investors” and each individually, an “Initial Investor”), and (iii) each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 8 hereof (collectively, the “Investor Permitted Transferees” and each individually an “Investor Permitted Transferee”).

WHEREAS, the Company has agreed to issue and sell to the Initial Investors (the “Offering”), and the Initial Investors have agreed to purchase from the Company, units of the Company’s securities consisting of a minimum of $500,000 and up to a maximum of $2,000,000 principal amount of convertible debentures (the Convertible Debentures”), convertible into shares (the “Debenture Shares”) of the Company's common stock, $0.001 par value per share (the “Common Stock”), and a minimum of 250,000 and up to a maximum of 1,000,000 common stock purchase warrants (the “Warrants”), exercisable into shares of the Company's Common Stock (the “Warrant Shares”), all upon the terms and conditions set forth in that certain Term Sheet dated March 6, 2008, as amended, modified or supplemented (the “Term Sheet”);

WHEREAS, the terms of the Term Sheet provide that it shall be a condition precedent to the closing of the transactions there under, for the Company and the Initial Investors to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

"Advice" shall have the meaning set forth in Section 4.

"Affiliate" means any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether by contract, through the ownership of voting securities, or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing; provided, however, that in no event shall the Investor be deemed an Affiliate of the Company.

"Business Day" means any day that is not a Saturday, a Sunday or a legal holiday on which banking institutions in the State of California are not required to be open.

"Capital Stock" means, with respect to the Company, any and all shares, interests, participations or other equivalents (however designated) of capital stock issued by the Company, including each class of common stock and preferred stock of the Company.

"Common Stock" means the Common Stock, par value $0.001 per share, of the Company or any other shares of capital stock or other securities of the Company into which such shares of Common Stock shall be reclassified or changed, including by reason of a merger, consolidation, reorganization or recapitalization. If the Common Stock has been so reclassified or changed, or if the Company pays a dividend or makes a distribution on the Common Stock in shares of capital stock, or subdivides (or combines) its outstanding shares of Common Stock into a greater (or smaller) number of shares of Common Stock, a share of Common Stock shall be deemed to be such number of shares of stock and amount of other securities to which a holder of a share of Common Stock outstanding immediately prior to such change, reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

"Company" has the meaning set forth in the introductory clauses.

"Consulting Agreement" has the meaning set forth in the introductory clauses.

"Effectiveness Period" has the meaning set forth in Section 2(g).

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

"Holdback Period" has the meaning set forth in Section 3.

"Indemnified Party" has the meaning set forth in Section 7(c).

"Indemnifying Party" has the meaning set forth in Section 7(c).

"Interruption Period" has the meaning set forth in Section 4.

“Investors” shall mean, collectively, the Initial Investors and the Investor Permitted Transferees; provided, however, that the term “Investors” shall not include any of the Initial Investors or any of the Investor Permitted Transferees that ceases to own or hold any Purchased Shares or Warrant Shares.

"Losses" has the meaning set forth in Section 7(a).

"Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Piggyback Registration" has the meaning set forth in Section 2(a).

"Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

"Registrable Shares" means the Debenture Shares and the Warrant Shares unless (i) they have been effectively registered under Section 5 of the Securities Act and disposed of pursuant to an effective Registration Statement, (ii) such securities can be freely sold and transferred without restriction under Rule 144 or any other restrictions under the Securities Act or (iii) such securities have been transferred pursuant to Rule 144 under the Securities Act or any successor rule such that, after any such transfer referred to in this clause (iii), such securities may be freely transferred without restriction under the Securities Act.

"Registration" means registration under the Securities Act of an offering of Registrable Shares pursuant to a Piggyback Registration.

"Registration Statement" means any registration statement under the Securities Act of the Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement, including pre-effective amendments and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

"Underwritten Registration or Underwritten Offering" means a registration under the Securities Act in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2. Piggyback Registration.

(a) Right to Piggyback. If at any time after the date hereof, the Company proposes to file a registration statement under the Securities Act with respect to a public offering of securities of the same type as the Registrable Shares, whether as a result of a primary or secondary offering of such securities or pursuant to registration rights granted to holders of other such securities of the Company (other than a registration statement (i) on Form S-4 or Form S-8 or any successor forms thereto, or (ii) filed solely in connection with a dividend reinvestment plan or employee benefit plan covering officers or directors of the Company or its Affiliates) or for the account of any holder of securities of the same type as the Registrable Shares or the securities into which the Registrable Securities then are convertible (to the extent that the Company has the right to include Registrable Shares in any registration statement to be filed by the Company on behalf of such holder), then the Company shall give written notice of such proposed filing to the Investors at least thirty (30) days before the anticipated filing date. Such notice shall offer the Investors the opportunity to register such amount of Registrable Shares as they may request (a "Piggyback Registration"). Subject to Section 2(b), the Company shall include in each such Piggyback Registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after notice has been given to the Investors. Each Investor shall be permitted to withdraw all or any portion of the Registrable Shares of such Investor from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

(b) Priority on Primary Registration. If a Piggyback Registration is an Underwritten Registration on behalf of the Company and the managing underwriter(s) of such offering advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, then the Company shall include in such registration: (i) first, the securities that the Company proposes to sell, (ii) second, the shares of the Company requested by the Investors to be included therein (pro rata in accordance with the number of Registrable Shares requested by the Investor to be included in such registration). If the managing underwriter of such offering subsequently advises the Company in writing that the number of securities which can be sold exceeds the number of securities included in the offering, the Company shall include in the registration, first, the securities that the Company proposes to sell, and second, such Registrable Shares that the Investors had originally requested be included in the registration and third, such other securities originally proposed for inclusion in such registration.

(c) Priority on Secondary Registrations. If a Piggyback Registration is an Underwritten Registration on behalf of holders of the Company's securities holders other than the Investor(s) of the Registrable Shares and the managing underwriter(s) of such offering advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, then the Company shall include in such registration: (i) first, if such registration is being made on behalf of other stockholders of the Company exercising demand registration rights, then the securities so requested to be included therein in accordance with such demand registration rights, and (ii) second, the Registrable Shares requested by the Investors to be included in such registration and other securities requested to be included in such registration (pro rata in accordance with the number of Registrable Shares requested by each Investor and holders of such other securities to be included in such registration). If the managing underwriter of such offering subsequently advises the Company in writing that the number of securities which can be sold exceeds the number of securities included in the offering, the Company shall include in the registration such additional securities that the Investors of the Registrable Shares and other holders of securities had originally requested to be included in the registration (pro rata in accordance with the number of Registrable Shares requested by each Investor and holders of such other securities to be included in such registration).

(d) Right To Abandon. Nothing in this Section 2 shall create any liability on the part of the Company to the Investors if the Company in its sole discretion should decide not to file a registration statement proposed to be filed pursuant to Section 2(a) or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that an Investor may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

SECTION 3. Holdback Agreement. If (i) during the Effectiveness Period, the Company shall file a registration statement (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to the Common Stock or similar securities or securities convertible into, or exchangeable or exercisable for, such securities and (ii) with reasonable prior notice, the Company (in the case of a non-underwritten public offering by the Company pursuant to such registration statement) advises the Investors in writing that a public sale or distribution of such Registrable Shares would materially adversely affect such offering or the managing underwriter or underwriters (in the case of an underwritten public offering by the Company pursuant to such registration statement) advises the Company in writing (in which case the Company shall notify the Investors) that a public sale or distribution of Registrable Shares would materially adversely impact such offering, then each Investor shall, to the extent not inconsistent with applicable law, refrain from, and agree in a writing to the Company and the underwriter or underwriters to refrain from, effecting any public sale or distribution of Registrable Shares during the ten (10) days prior to the effective date of such registration statement and until the earliest of (A) the abandonment of such offering, (B) ninety (90) days from the effective date of such registration statement and (C) if such offering is an underwritten offering, the termination in whole or in part of any "hold back" period obtained by the underwriter or underwriters in such offering from the Company in connection therewith (each such period, a "Holdback Period").

SECTION 4. Registration Procedures. In connection with the registration obligations of the Company pursuant to and in accordance with Section 2 (and subject to Section 2), the Company shall use commercially reasonable efforts to effect such registration to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible (but subject to Section 2):

(a) prepare and file with the SEC a Registration Statement for the sale of the Registrable Shares on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate in accordance with such Investors' intended method or methods of distribution thereof, subject to the Company's right to terminate or abandon a registration pursuant to Section 2(c), use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective as provided herein; provided, however, that the Company shall permit the Investors and their counsel to review the Registration Statement within a reasonable period of time prior to filing the Registration Statement with the SEC and not file the Registration Statement in a form to which such counsel reasonably objects;

(b) prepare and file with the SEC such amendments (including post-effective amendments) to such Registration Statement, and such supplements to the related Prospectus, as may be required by the rules, regulations or instructions applicable to the Securities Act during the applicable period in accordance with the intended methods of disposition specified by the Investors of the Registrable Shares covered by such Registration Statement, make generally available earnings statements satisfying the provisions of Section 11(a) of the Securities Act (provided that the Company shall be deemed to have complied with this clause if it has complied with Rule 158 under the Securities Act), and cause the related Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; provided, however, that before filing any amendments or supplements to the Registration Statement, the Company shall permit the Investors of Registrable Shares covered by such Registration Statement and their counsel to review such amendment or supplement within a reasonable period of time prior to filing such amendment or supplement with the SEC and not file such amendment or supplement in a form to which such counsel reasonably objects;

(c) notify the Investors of any Registrable Shares covered by such Registration Statement promptly and (if requested) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective; provided, however, that the Company will not request acceleration of effectiveness without prior notice to the Investors' counsel, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or the related Prospectus or for additional information regarding such Investors, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that requires the making of any changes in such Registration Statement, Prospectus or documents incorporated or deemed to be incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction in the United States;

(e) furnish to the Investors of any Registrable Shares covered by such Registration Statement, and each managing underwriter, if any, without charge, one conformed copy of such Registration Statement, as declared effective by the SEC, and of each post-effective amendment thereto, in each case including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and deliver, without charge, such number of copies of the preliminary prospectus, any amended preliminary prospectus, each final Prospectus and any post-effective amendment or supplement thereto, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Shares of such Investor covered by such Registration Statement in conformity with the requirements of the Securities Act;

(f) prior to any public offering of Registrable Shares covered by such Registration Statement, use commercially reasonable efforts to register or qualify such Registrable Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Investors of such Registrable Shares shall reasonably request in writing; provided, however, that the Company shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time so qualified or to execute or file a general consent to service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then subject;

(g) upon the occurrence of any event contemplated by clause (v) of 4(c), prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated therein by reference and file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(h) use commercially reasonable efforts to cause all Registrable Shares covered by such Registration Statement to be listed on each securities exchange or automated interdealer quotation system, if any, on which similar securities issued by the Company are then listed or quoted;

(i) on or before the effective date of such Registration Statement, provide the transfer agent of the Company for the Registrable Shares with printed certificates for the Registrable Shares covered by such Registration Statement, which are in a form eligible for deposit with The Depository Trust Company; and

(j) if such offering is an Underwritten Offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by the Investors of a majority of the Registrable Shares being sold in connection therewith (including those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Shares, and in such connection, (i) use commercially reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and counsel to the Investors of the Registrable Shares being sold), addressed to each selling Investor of Registrable Shares covered by such Registration Statement and each of the underwriters as to the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (ii) use commercially reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling holder of Registrable Shares covered by the Registration Statement (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iii) if requested and if an underwriting agreement is entered into, provide indemnification provisions and procedures substantially to the effect set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to such Section. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

The Company may require each Investor of Registrable Shares covered by a Registration Statement to furnish such information regarding such Investor and such Investor's intended method of disposition of such Registrable Shares as it may from time to time reasonably request in writing. If any such information is not furnished within a reasonable period of time after receipt of such request, the Company may exclude such Investor's Registrable Shares from such Registration Statement, provided, however, the Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (a) disclosure of such information is necessary to comply with federal or state securities laws, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the Company), or (e) the Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

Each Investor of Registrable Shares covered by a Registration Statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (ii), (iii), (iv) or (v) of Section 4(c), that such Investor shall forthwith discontinue disposition of any Registrable Shares covered by such Registration Statement or the related Prospectus until receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(g), or until such Investor is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus (such period during which disposition is discontinued being an "Interruption Period") and, if requested by the Company, the Investor shall deliver to the Company (at the expense of the Company) all copies then in its possession, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Shares at the time of receipt of such request.

Each Investor covered by a Registration Statement further agrees not to utilize any material other than the applicable current preliminary prospectus or Prospectus in connection with the offering of such Registrable Shares.

SECTION 5. Registration Expenses. Whether or not any Registration Statement is filed or becomes effective, the Company shall pay all costs, fees and expenses incident to the Company's performance of or compliance with this Agreement, including (i) all registration and filing fees, including NASD filing fees, (ii) all fees and expenses of compliance with securities or Blue Sky laws, including reasonable fees and disbursements of counsel in connection therewith, (iii) printing expenses (including expenses of printing certificates for Registrable Shares and of printing prospectuses if the printing of prospectuses is requested by the Investors or the managing underwriter, if any), (iv) messenger, telephone and delivery expenses, (v) fees and disbursements of all independent certified public accountants of the Company (including expenses of any "cold comfort" letters required in connection with this Agreement) and all other persons retained by the Company in connection with such Registration Statement, (vi) fees and disbursements of underwriters customarily paid by the issuers or sellers of securities and (vii) all other costs, fees and expenses incident to the Company's performance or compliance with this Agreement. Notwithstanding the foregoing, the fees and expenses of any persons retained by any Investor, and any discounts, commissions or brokers' fees or fees of similar securities industry professionals and any transfer taxes relating to the disposition of the Registrable Shares by an Investor, will be payable by such Investor and the Company will have no obligation to pay any such amounts.

SECTION 6. Underwriting Requirements.

(a) In the case of any Underwritten Offering, pursuant to a Piggyback Registration, the Board of Directors of the Company shall select the institution or institutions that shall manage or lead such offering. No Investor shall be entitled to participate in an Underwritten Offering unless and until such Investor has entered into an underwriting or other agreement (including a "holdback agreement" to the effect set forth in Section 3) with such institution or institutions for such offering in such form as the Company and such institution or institutions shall determine.

SECTION 7. Indemnification.

(a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each Investor of Registrable Shares whose Registrable Shares are covered by a Registration Statement or Prospectus, the officers, directors and agents and employees of each of them, each Person who controls each such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgment, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon (i) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of securities, or (ii) any untrue or alleged untrue statement of a material fact contained in a Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by or on behalf of such Investor expressly for use therein; provided, however, that the Company shall not be liable to any such Investor to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (A) having previously been furnished by or on behalf of the Company with copies of the Prospectus, such Investor failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Shares by such Investor to the person asserting the claim from which such Losses arise and (B) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; and provided, further, however, that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Investor thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Shares.

(b) Indemnification by Holder of Registrable Shares. In connection with any Registration Statement in which an Investor is participating, such Investor shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with such Registration Statement or the related Prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors, officers, agents or employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the directors, officers, agents or employees of such controlling Persons, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in such Registration Statement or the related Prospectus or any amendment or supplement thereto, or any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon any information so furnished in writing by or on behalf of such Investor to the Company expressly for use in such Registration Statement or Prospectus, provided, however, that the indemnification obligations of the Investor pursuant to this Section 7(b) shall be limited to a maximum amount equal to the cash proceeds actually received by the Investor pursuant to any public offering of securities in connection with such Registration Statement.

(c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the "Indemnifying Party") of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that (i) an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (1) the Indemnifying Party agrees to pay such fees and expenses; (2) the Indemnifying Party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party; or (3) the named parties to any proceeding (including impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it that are inconsistent with those available to the Indemnifying Party or that a conflict of interest is likely to exist among such Indemnified Party and any other indemnified parties (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party); and (ii) subject to clause (3) above, the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties. Whether or not such defense is assumed by the Indemnifying Party, such Indemnified Party shall not be subject to any liability for any settlement made without its consent. The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

(d) Contribution. If the indemnification provided for in this Section 7 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), an Indemnifying Party that is an Investor shall not be required to contribute any amount which is in excess of the amount by which the total proceeds received by such Investor from the sale of the Registrable Shares sold by such Investor (net of all underwriting discounts and commissions) exceeds the amount of any damages that such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

SECTION 8. Transfer of Registration Rights. None of the rights of any Investor under this Agreement shall be transferred or assigned to any person unless such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit B hereto. None of the rights of any Investor under this Agreement shall be transferred or assigned to any Person that acquires Registrable Shares in the event that and to the extent that such Person is eligible to resell such Registrable Shares pursuant to Rule 144(k) of the Securities Act or may otherwise resell such Registrable Shares pursuant to an exemption from the registration provisions of the Securities Act.

SECTION 9. Miscellaneous.

(a) Termination. This Agreement and the obligations of the Company and the Investors hereunder (other than Section 7) shall terminate on the first date on which no Registrable Shares remain outstanding.

(b) No Inconsistent Agreements. The Company shall not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with or limits or impairs the rights granted to the Investor in this Agreement or otherwise conflicts with the provisions hereof.

(c) Adjustments Affecting Registrable Shares. The Company shall not take any action, or permit any change to occur, with respect to the Registrable Shares which would adversely affect the ability of the Investors to include such Registrable Shares in a registration undertaken pursuant to this Agreement.

(d) Notices. Whenever notice is required to be given under this Agreement, unless otherwise provided herein, such notice shall be given in accordance with Section _ of the Consulting Agreement.

(e) Separability. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforcibility shall not affect the remaining provisions hereof which shall remain in full force and effect.

(f) Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, devisees, legatees, legal representatives, successors and assigns.

(g) Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations or warranties, written or oral, except as set forth herein.

(h) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of at least a majority in number of the Registrable Shares then outstanding.

(i) Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior consent of the other parties, except to the extent that such party is advised by counsel that such release or announcement is necessary or advisable under applicable law or the rules or regulations of any securities exchange, in which case the party required to make the release or announcement shall to the extent practicable provide the other party with an opportunity to review and comment on such release or announcement in advance of its issuance.

(j) Expenses. Whether or not the transactions contemplated hereby are consummated, except as otherwise provided herein, all costs and expenses incurred in connection with the execution of this Agreement shall be paid by the party incurring such costs or expenses, except as otherwise set forth herein.

(k) Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(l) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. The parties hereto, and their respective successors and assigns, are hereby authorized to rely upon the signature of each person and entity on this letter, which are delivered by facsimile, as constituting a duly authorized, irrevocable, actual, current delivery of this letter with original ink signatures of each such person and entity.

(m) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Nevada, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction.

(n) Calculation of Time Periods. Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, however, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be timely performed or given if performed or given on the next succeeding Business Day.

(o) Further Assurances. Each party agrees to execute any and all documents and to perform such other acts as may be necessary or expedient to further the purposes of this Agreement and the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above at. Los Angeles, California.

IMMS, INC.

By:
Name:
Title:

EXHIBIT A

Name and Address

EXHIBIT B

Instrument of Adherence

Reference is hereby made to that certain Registration Rights Agreement, dated as of [____________], 2008, among IMMS, Inc., a Nevada corporation (the “Company”), the Initial Investors and the Investor Permitted Transferees, as amended and in effect from time to time (the “Registration Rights Agreement”). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

The undersigned, in order to become the owner or holder of [___________] shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, hereby agrees that, from and after the date hereof, the undersigned has become a party to the Registration Rights Agreement in the capacity of an Investor Permitted Transferee, and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Registration Rights Agreement that are applicable to Investor Permitted Transferees. This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

Executed under seal as of the date set forth below under the laws of ___________________.

Signature:
Name:
Title:

Accepted:

Company Name

By:
Name:
Title:

Date: